[LOGO] EXCELSIOR FUNDS
Advised by U.S. TRUST



                          DOMESTIC EQUITY PORTFOLIOS


                                 ANNUAL REPORT

                                March 31, 2003

                               TABLE OF CONTENTS

                                                                     PAGE
                                                                     ----
      LETTER TO SHAREHOLDERS........................................   1
      ADVISER'S DOMESTIC EQUITY MARKET REVIEW.......................   2
      ADVISER'S INVESTMENT REVIEWS
          Blended Equity Fund.......................................   3
          Large Cap Growth Fund.....................................   4
          Optimum Growth Fund.......................................   5
          Small Cap Fund............................................   6
          Value and Restructuring Fund..............................   7
          Mid Cap Value Fund........................................   8
          Energy and Natural Resources Fund.........................   9
          Real Estate Fund..........................................  10
          Biotechnology Fund........................................  11
      STATEMENTS OF ASSETS AND LIABILITIES..........................  12
      STATEMENTS OF OPERATIONS......................................  14
      STATEMENTS OF CHANGES IN NET ASSETS...........................  16
      FINANCIAL HIGHLIGHTS -- SELECTED PER SHARE DATA AND RATIOS....  18
      PORTFOLIOS OF INVESTMENTS
          Blended Equity Fund.......................................  20
          Large Cap Growth Fund.....................................  22
          Optimum Growth Fund.......................................  23
          Small Cap Fund............................................  24
          Value and Restructuring Fund..............................  25
          Mid Cap Value Fund........................................  27
          Energy and Natural Resources Fund.........................  28
          Real Estate Fund..........................................  29
          Biotechnology Fund........................................  30
      NOTES TO FINANCIAL STATEMENTS.................................  31
      REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS.............  44
      DIRECTORS/TRUSTEES AND OFFICERS OF THE EXCELSIOR FUNDS COMPLEX  45
      FEDERAL TAX INFORMATION.......................................  49

For shareholder account information, current price and yield quotations, or to make an initial purchase or obtain a prospectus, call the appropriate telephone number listed below:

.. Initial Purchase and Prospectus Information and Shareholder Services
  1-800-446-1012 (From overseas, call 617-483-7297)
.. Current Price and Yield Information 1-800-446-1012
.. Internet Address: http://www.excelsiorfunds.com

This report must be preceded or accompanied by a current prospectus.

Prospectuses containing more complete information including charges and expenses may be obtained by contacting Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust at 1-800-446-1012.

Investors should read the current prospectus carefully prior to investing or sending money.

Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust are distributed by Edgewood Services, Inc.

You may write to Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust at the following address:

      Excelsior Funds
      P.O. Box 8529
      Boston, MA 02266-8529

SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, UNITED STATES TRUST COMPANY OF NEW YORK, U.S. TRUST COMPANY, THEIR PARENT OR AFFILIATES AND SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.

                            LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

May 30, 2003

Dear Shareholder:

On many levels, the fiscal year ended March 31, 2003 proved to be a highly challenging one.

Coping with the social, political and economic aftershocks of the September 11, 2001 terrorist attacks, the President implemented a Homeland Security Office and the United States continued its international war on terrorism and was actively engaged in a conflict with Iraq as the fiscal year came to a close. In the financial markets, corporate profits continued to fall and investors, already shaken by a series of corporate governance and accounting scandals, were leery about whether an economic recovery would be possible in the near-term. The Federal Reserve has continued to keep a close eye on the sputtering drivers of the U.S. economy, however, keeping short-term interest rates at historically low levels. In this environment, equity returns, both domestically and abroad, suffered for the third consecutive year. For many investors, the appropriate response to these conditions was to seek the relative safety of bonds and money market investments where returns--while modest--were at least positive.

In the near-term, there remains uncertainty as to the timing and breadth of an economic recovery here at home. Still, from a long-term perspective, we are confident in the ability of the U.S. economy and businesses to rebound--and provide reasonable returns to investors. In all times, but particularly during times of uncertainty, maintaining portfolio diversification and a sound investment plan continue to be the best ways for investors to pursue their investment objectives.

As always, we appreciate your confidence in selecting Excelsior to fulfill your investment needs. We remain committed to providing you with first-class investment products and are confident that our broad array of domestic and international equity as well as taxable and tax-exempt fixed-income funds will help you to meet your overall financial objectives.

                                          Sincerely,

                                          /s/  James L. Bailey

                                          James L. Bailey
                                          President

EXCELSIOR FUNDS, INC.                   ADVISER'S DOMESTIC EQUITY MARKET REVIEW
--------------------------------------------------------------------------------
   The fiscal year ended March 31, 2003, marked the end of another extremely challenging period for domestic equities.

   The year began with continued volatility. Despite clear indications that the economy was recovering, the equity markets failed to pick up much steam in the fiscal first quarter, frequently edging upward and then falling back down within a day or two. Investors were apparently hamstrung for much of the period by concerns that the economic recovery was weaker than expected. Also on their minds was the possibility that corporate earnings might be hurt by further Enron-type accounting revelations and that conflicts around the world might worsen. The fear of further terrorist attacks at home didn't help either. Among the hardest-hit areas was technology. In contrast, basic industries and consumer-oriented stocks did better than many had hoped after a long period underwater. That the markets did not fare worse in the quarter was due in large part to consumer spending, which remained unexpectedly robust and buoyed investors' spirits somewhat -- though obviously not enough to overcome their worries.

   The fiscal second quarter provided more of the same trends, edging ahead and then falling back, and essentially making little or no headway. The reasons were familiar as well: corporate wrongdoing, investor discontent, concern about a weak economic recovery, the looming fear of further terrorist activities (especially around July 4 and September 11), and the growing possibility of war with Iraq. Another date that gave investors the jitters was August 14, the deadline for many CEOs to certify the accuracy of their earnings reports, an event many worried would force scores of companies to make reporting adjustments. As for positive events, there were a few, though none were strong enough to produce gains with much staying power. For instance, although consumer confidence dipped in July, it did not fall in August. Retail sales rose, albeit slightly, throughout much of the period - but then so did consumer debt. And home and auto sales remained fairly strong during the three months, but largely as a result of low interest rates or zero-percent deals.

   The fiscal third quarter? Worries that the U.S. economy was stalling out and the potential for war with Iraq sent stocks to new lows early in the three-month period. But owing to the eight-week rally that followed, stocks managed to end the calendar year on a relatively firmer note, partially reversing the previous quarter's downtrend.

   The rally gained steam when the Federal Reserve came through with its first federal funds target-rate drop in eleven months. On November 6, the Fed lowered interest rates by a larger-than-expected 50 basis points, to 1.25%, and added a notice that the Federal Open Market Committee (FOMC) was ready to fight for growth and to counter potential deflation. In economic terms the Fed saw only a "soft spot" to get through, rather than a "double dip" recession. Still, at the end of the quarter, negative economic data held stocks in check.

   Heading into the final quarter of the fiscal year, stocks rallied for a full two weeks, sparked by a spate of improved economic data. Investors threw off fears of a double-dip recession, but slow confirmation of the inevitability of the Iraqi War coupled with a new series of Terrorism alerts soon took their toll. The Federal Reserve held interest rates steady and, owing to geopolitical uncertainty, offered little guidance on the economy's overall direction.

   As the quarter progressed, the markets were further battered by souring economic data. The report of a $98.7 billion dollar annual loss at AOL Time Warner, the widest in U.S. corporate history, was another negative. Share prices experienced slow but steady erosion. But then, just prior to the launch of actual hostilities against Iraq, there ensued the best 8-day rally in stocks since 1982. Once the war actually started, however, stocks turned down and gave back almost half of their prewar-rally gain. The markets, though hopeful, were again mired in renewed fears of a prolonged geopolitical conflict and its aftermath and on economic worries.

EXCELSIOR FUNDS, INC.                                       BLENDED EQUITY FUND
--------------------------------------------------------------------------------

   For the twelve months ended March 31, 2003, the Fund realized a total return of -22.45%* versus -24.75%** for the Standard & Poor's 500 Composite Stock Price Index. The Fund ranked 111 out of 969 funds, based on total return, in the Lipper Large-Cap Core Funds category*** for the same one year period. The Fund has performed well long-term, ranking 178 and 49 among 512 and 167 funds, respectively, for the same Lipper category for the five and ten years ended March 31, 2003, with cumulative total returns of -17.76%* and 112.81%,* respectively. The Fund's performance throughout fiscal 2003 was stymied by several factors. The first was eroding investor confidence brought about by corporate wrongdoing and questionable accounting practices as well as concern about the growth in corporate profits. Later in the fiscal year, concerns about the impending war with Iraq, and, later, commencement of the actual invasion, also dragged on the Fund. Poor-performing media holdings, in general, also took the edge of the Fund's performance during the year. At the same time, for much of the fiscal period the Fund was helped by its underweighting in technology, an area that fared poorly overall, as well as the Fund's overweight in energy, which did quite well. Toward the end of the fiscal year, we began reducing the Fund's energy holdings in light of our expectation that post-war oil prices would decline. We also generally shifted our overall market capitalization by reducing the Fund's very large cap holdings and adding to the Fund's ownership of smaller companies, in particular certain mid caps we feel have strong free cash flow. At the end of fiscal 2003, the Fund maintained a close balance between growth and value stocks.

                                    [CHART]

           Blended Equity      Standard & Poor's 500
                Fund       Composite Stock Price Index**
           --------------  -----------------------------
3/31/93       $10,000                  $10,000
3/31/94        10,654                   10,144
3/31/95        12,215                   11,720
3/31/96        15,446                   15,479
3/31/97        17,159                   18,547
3/31/98        25,879                   27,444
3/31/99        30,964                   32,518
3/31/00        38,054                   38,352
3/31/01        27,886                   30,038
3/21/02        27,446                   30,110
3/21/03        21,284                   22,654

------------------------------------------------
Blended Equity Fund+
-------------------------------------------------
Average Annual Total Return Ended on 3/31/03*
-------------------------------------------------
 1 year              5 years             10 years
-------------------------------------------------
(22.45)%             (3.83)%               7.85%
-------------------------------------------------


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

   The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Standard & Poor's Corporation--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
*** Source: Lipper, Inc.--Lipper is an independent mutual fund performance monitor.
  + Currently certain fees are waived. Had certain fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR FUNDS, INC.                                     LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

   For the twelve months ended March 31, 2003, the Fund realized a total return of -34.43%* versus -26.76%** for the Russell 1000 Growth Index. The fiscal year was a trying period for U.S. equities virtually across the board. The Fund at times saw more activity than usual during the year as we attempted to deal with the extremely difficult environment for domestic equities (its causes, now well-known, included impending war, a shaky economy and corporate malfeasance). Our actions included reducing our earnings per share growth targets by one fifth, down to 12%. We also focused on companies we thought had the potential for growth or at least would hold up under market pressure or were poised to do well in an improving economy. In technology, we moved away from hardware, an area undergoing relative weakness, and into computer services. We bought consumer companies, including some in housing, a new sector for us. Toward the end of the fiscal year we also added some healthcare firms in areas as diverse as biotech and dental supplies. We continue to believe our investment style will again do well once the economy improves.

                                    [CHART]

                Large Cap          Russell 1000
               Growth Fund        Growth Index**
               -----------        --------------
10/01/97         $10,000            $10,000
 3/31/98         $12,158            $11,690
 9/30/98         $12,158            $11,110
 3/31/99         $20,431            $14,977
 9/30/99         $19,758            $14,983
 3/31/00         $27,117            $20,086
 9/30/00         $25,172            $18,493
 3/31/01         $14,371            $11,506
 9/30/01         $11,500            $10,053
 3/31/02         $12,614            $11,275
 9/30/02          $7,986             $7,790
 3/31/03          $8,272             $8,258

--------------------------------------------------------
                Large Cap Growth Fund+
--------------------------------------------------------
      Average Annual Total Return Ended on 3/31/03*
--------------------------------------------------------
 1 year         5 years        Since Inception (10/1/97)
--------------------------------------------------------
(34.43)%        (7.41)%                (3.39)%
--------------------------------------------------------


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

   The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 10/1/97 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
** Source: The Russell Company--The Russell 1000 Growth Index is an unmanaged index composed of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is composed of the 1000 largest companies in The Russell 3000 Index which is composed of 3,000 of the largest U.S. companies by market capitalization. The Index includes dividends reinvested.
 + Currently certain fees are waived. Had certain fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR FUNDS TRUST                                       OPTIMUM GROWTH FUND
--------------------------------------------------------------------------------

   For the twelve months ended March 31, 2003, the Fund's Shares realized a total return of -30.60%* versus -26.76%** for the Russell 1000 Growth Index. Throughout the fiscal year, the Fund's quantitative overlay functioned as intended -- increasing diversification and reducing volatility without materially inhibiting return. Fiscal 2003 was a trying period for U.S. equities virtually across the board. Corporate malfeasance, the questionable strength of the economy, impending war with Iraq -- all fueled investor anxiety. To reflect this lower-growth environment, early in the fiscal year we reset the Fund's earnings per share growth targets, from 15% down to 12%, and this resulted in some investment readjustment. We also focused throughout the first fiscal quarter on new areas of potential growth and on stocks that we expected to hold up under market pressure while remaining poised for accelerated earnings in an improving economy. We made some adjustments in the technology sector in the second fiscal half, reducing the Fund's overall exposure to technology while shifting away from semiconductors and hard drives, two areas undergoing relative weakness, and toward computer services and printer supplies. We also bought companies in housing, a new sector for the Fund, and elsewhere in the consumer sector. Toward the end of fiscal 2003, we turned more toward healthcare names, adding a pharmaceuticals company, a drug distributor, a dental supplies distributor and several biotech firms. Since our investment style has proved effective in the past, particularly during better economic environments, we continue to believe it will be effective again, once the economy picks up.

                                    [CHART]

                Optimum           Russell 1000
          Growth Fund-Shares     Growth Index**
          ------------------     --------------
5/31/96         $10,000            $10,000
3/31/97          10,198             11,059
3/31/98          16,359             16,529
3/31/99          27,483             21,175
3/31/00          35,013             28,400
3/31/01          19,138             16,268
3/31/02          17,393             15,942
3/21/03          12,071             11,676

---------------------------------------------
         Optimum Growth Fund-Shares+
---------------------------------------------
Average Annual Total Return Ended on 3/31/03*
---------------------------------------------
 1 year    5 years   Since Inception (6/1/96)
---------------------------------------------
(30.60)%   (5.90)%            2.79%
---------------------------------------------


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

   The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 6/1/96 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
** Source: The Russell Company -- The Russell 1000 Growth Index is an unmanaged index and is composed of the 1,000 companies with higher price-to-book ratios and higher forecasted growth values in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The Index includes dividends reinvested.
 + Currently certain fees are waived. Had certain fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR FUNDS, INC.                                            SMALL CAP FUND
--------------------------------------------------------------------------------


   For the twelve months ended March 31, 2003, the Fund returned -30.52%* versus -26.97%** for the Russell 2000 Index. While the Fund underperformed the Index, it should also be viewed in the context of the ebb and flow from last year's very strong results. While the entire year is easily characterized as a difficult one, we reoriented the Fund during the last six months, taking on a more constructive outlook for the small cap market. We believe that in order to be successful, the Fund must be positioned in front of events; we must anticipate rather than react. Repositioning in the Fund during a declining market cost us relative performance. We increased the Fund's statistical tolerance of volatility through higher weightings in technology and companies that would benefit from improving capital markets. We feel the financial and statistical characteristics for the Fund are exceptional. Composed of 39 companies the Fund has a five-year growth rate of 14.2%, five-year return on equity of 14.8%, this accomplished with only 24% debt-to-total capitalization. This compares against 9.9%, 9.8% and 47.4%, respectively, for the Russell 2000 Index. The normalized price-to-earnings comparison is 15.3x for the Fund versus 13.6x for the Index. In our calculus, this is the definition of good value.

                                    [CHART]

               Small Cap        Russell 2000
                 Fund              Index**
               ---------        ------------
3/31/93         $10,000           $10,000
3/31/94          11,827            11,101
3/31/95          13,620            11,712
3/31/96          16,111            15,113
3/31/97          13,802            15,885
3/31/98          18,679            22,558
3/31/99          14,680            18,890
3/31/00          24,371            25,934
3/31/01          17,379            21,959
3/31/02          21,135            25,028
3/31/03          14,684            18,281

--------------------------------------------------------
                   Small Cap Fund+
--------------------------------------------------------
     Average Annual Total Return Ended on 3/31/03*
--------------------------------------------------------
   1 year               5 years              10 years
--------------------------------------------------------
   (30.52)%             (4.70)%                3.92%
--------------------------------------------------------


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. There is greater volatility associated with an investment in the Small Cap Market.

   The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
** Source: The Russell Company--The Russell 2000 Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The index includes dividends reinvested.
 + Currently certain fees are waived. Had certain fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR FUNDS, INC.                              VALUE AND RESTRUCTURING FUND
--------------------------------------------------------------------------------

   For the twelve months ended March 31, 2003, the Fund realized a total return of -27.13%* versus -22.80%** for the Russell 1000 Value Index. It was a difficult year for most companies and the stock market in general, with war fears, Orange Alerts, pricey oil, a shaky economy and corporate misconduct taking turns making investors nervous. One overall approach we took during the year in light of these difficulties was a limited shift away from companies with typically higher-than-average debt and toward those with better-quality balance sheets and a bias toward cash generation, debt reduction and dividend payment. In at least one instance this meant selling outright the shares of a company with accounting discrepancies. The second fiscal half year for the Fund was one of the worst in history. There was some relief in the third fiscal quarter, however, with the Fund entering positive territory. In the fourth quarter, we outperformed our benchmark even though the Fund was underweight in technology, an area that did surprisingly well. At the same time we were helped by the small adjustments we made throughout the fiscal year that were more defensive in nature. For the twelve months ended March 31, 2003, the Fund ranked 340 out of 486 funds, based on total return, in the Lipper Multi-Cap Value Funds category.*** The Fund's long-term performance has been very strong, ranking 64 and 2 among 245 and 86 funds, respectively, for the same Lipper category for the five and ten years ended March 31, 2003, with cumulative total returns of 3.59%* and 257.73%,* respectively.

                                    [CHART]

                 Value and Restructuring        Russell 1000
                           Fund                 Value Index**
                 -----------------------        -------------
3/31/93                  $10,000                  $10,000
3/31/94                   12,640                   10,395
3/31/95                   14,092                   11,560
3/31/96                   19,233                   15,432
3/31/97                   22,713                   18,220
3/31/98                   34,532                   26,815
3/31/99                   35,057                   28,166
3/31/00                   49,911                   29,952
3/31/01                   46,048                   30,033
3/31/02                   49,087                   31,348
3/31/03                   35,769                   24,204

---------------------------------------------
      Value and Restructuring Fund+
---------------------------------------------
Average Annual Total Return Ended on 3/31/03*
---------------------------------------------
    1 year          5 years        10 years
---------------------------------------------
   (27.13)%          0.71%          13.59%
---------------------------------------------


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

   The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: The Russell Company -- The Russell 1000 Value Index is an unmanaged index composed of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is composed of the 1000 largest companies in The Russell 3000 Index which is composed of 3,000 of the largest U.S. companies by market capitalization. The Index includes dividends reinvested.
*** Source: Lipper, Inc. -- Lipper is an independent mutual fund performance monitor.
  + Currently certain fees are waived. Had certain fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR FUNDS TRUST                                        MID CAP VALUE FUND
--------------------------------------------------------------------------------


   For the twelve months ended March 31, 2003, the Fund realized a total return of -22.81%* versus -19.67%** for the Russell Mid Cap Value Index. The Fund ranked 128 out of 298 funds, based on total return, in the Lipper Mid-Cap Core Funds category*** for the same one year period. The Fund's long-term performance has been excellent, ranking 18 out of 123 funds in the same Lipper category for the five years ended March 31, 2003, with a cumulative return of 27.97%.* It was a difficult period for domestic equities overall. Concerns about the strength of the economy and the integrity of corporate reporting dogged investors. Several companies held by the Fund came under investigation for fraud and misrepresentation and were sold at a loss. In the second half of the fiscal year, anxiety about war with Iraq -- both impending, and, later, actual -- also made investors nervous. Consumer oriented companies in the Fund, including some energy companies, generally outperformed investments more dependent on an improvement in the economy. Cheap stocks, especially those with higher than average debt levels and/or complicated structures, generally got cheaper. There was also a slight, and easily missed, rally in the second fiscal quarter that allowed many of the Fund's beaten-down stocks to prove rewarding as they experienced a sharp, though essentially short lived, recovery. Cyclical stocks also contributed to improved results. The fourth fiscal quarter marked an early stage in an improving environment for equity investing. Many of the Fund's best performing holdings in the period were last year's bottom dwellers. Even some technology investments showed strength. We believe the Fund is positioned to benefit from the expected economic recovery going forward.

                                    [CHART]

                   Mid Cap            Russell Mid Cap
           Value Fund--Shares           Value Index**
           ------------------         ---------------
6/01/96          $10,000                  $10,000
3/31/97           11,390                   11,377
3/31/98           17,209                   16,533
3/31/99           17,999                   15,302
3/31/00           25,522                   15,936
3/31/01           24,979                   18,138
3/31/02           28,533                   20,759
3/31/03           22,025                   16,678

---------------------------------------------
        Mid Cap Value Fund--Shares+
---------------------------------------------
Average Annual Total Return Ended on 3/31/03*
---------------------------------------------
 1 year    5 years   Since Inception (6/1/96)
---------------------------------------------
(22.81)%    5.06%           12.25%
---------------------------------------------


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

   The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 6/1/96 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: The Russell Company--The Russell Mid Cap Value Index measures the performance of medium-sized value-oriented securities.
*** Source: Lipper, Inc.--Lipper is an independent mutual fund performance monitor.
  + Currently certain fees are waived. Had certain fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR FUNDS, INC.                         ENERGY AND NATURAL RESOURCES FUND
--------------------------------------------------------------------------------


   During the twelve months ended March 31, 2003, the Fund realized a total return of -18.30%* versus -24.75%** for the Standard & Poor's 500 Composite Stock Price Index. The year was characterized by natural gas prices and crude oil prices above the normal range, the latter largely a result of OPEC supply discipline and the increase in tensions leading to war with Iraq. Believing that the high oil prices were unsustainable, we lowered the Fund's energy mix versus other natural resources in the first half of the year, selling out of or reducing holdings in several major oil names. We redeployed the proceeds into several gold companies in an effort to benefit from any decline in the U.S. dollar or rise in inflation. We also bought shares in two oil tanker operators, among others, believing they would benefit from any increase in OPEC oil production. In the second fiscal half, while reducing the Fund's exposure to the major oils, we added to the Fund's holdings of refiners with the goal of benefiting from any future material drop in crude oil prices. Toward the end of the fiscal year, we raised the Fund's weighting in gas utilities, potential beneficiaries of strong pricing fundamentals. Unexpectedly, crude oil prices remained relatively high throughout the fiscal year.

                                    [CHART]

         Energy and Natural           Standard & Poor's 500
           Resources Fund          Composite Stock Price Index**
         ------------------       -----------------------------
3/31/93       $10,000                       $10,000
3/31/94         9,943                        10,144
3/31/95        10,369                        11,720
3/31/96        12,608                        15,479
3/31/97        16,174                        18,547
3/31/98        20,212                        27,444
3/31/99        17,740                        32,518
3/31/00        25,537                        38,352
3/31/01        28,747                        30,038
3/31/02        27,937                        30,110
3/31/03        22,824                        22,654

------------------------------------------------------------
           Energy and Natural Resources Fund+
------------------------------------------------------------
      Average Annual Total Return Ended on 3/31/03*
------------------------------------------------------------
 1 year                  5 years                 10 years
------------------------------------------------------------
(18.30)%                  2.46%                    8.60%
------------------------------------------------------------

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. Concentration in one economic sector may subject an investor to greater volatility.

   The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Standard & Poor's Corporation--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
  + Currently certain fees are waived. Had certain fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR FUNDS, INC.                                          REAL ESTATE FUND
--------------------------------------------------------------------------------


   For the twelve months ended March 31, 2003, the Fund realized a total return of -3.49%* versus -3.27%** for the Morgan Stanley REIT Index. During the entire fiscal year the Fund retained exposure to all major property types. We began the fiscal year by positioning the Fund somewhat more cautiously than previously, in light of the deteriorating fundamentals of the real estate market, and this involved orienting more toward companies we felt had strong balance sheets and experienced managements. We feel the real estate investment trusts (REITs) the Fund owned had good to mixed results overall. Retail-oriented REITs and healthcare realty did well, in the first fiscal half of the year at least, while apartment and hotel REITs fell short. In the second half, the situation changed -- generally, retail slowed and then later picked up, healthcare realty declined and apartment REITs improved -- and we adjusted the Fund accordingly. With some of the proceeds of sales we increased the Fund's investments in value names, a move we considered appropriate in the circumstances. With real estate conditions at the end of the fiscal year still weak, we remained cautious, continuing to focus on what we felt were more stable companies with strong balance sheets and managements.

                                    [CHART]

          Real Estate     Morgan Stanley        Standard & Poor's 500
              Fund         REIT Index**      Composite Stock Price Index***
          -----------     --------------     ------------------------------
10/01/97     $10,000          $10,000                  $10,000
 3/31/98      10,227           10,026                   11,721
 9/30/98       8,947            8,573                   10,907
 3/31/99       8,432            7,987                   13,889
 9/30/99       8,357            8,069                   13,939
 3/31/00       8,481            8,222                   16,379
 9/30/00      10,231            9,784                   15,790
 3/31/01      10,519           10,107                   12,829
 9/30/01      11,424           10,920                   11,587
 3/31/02      12,872           12,411                   12,861
 9/30/02      12,300           11,856                    9,213
 3/31/03      12,423           12,004                    9,676

----------------------------------------------------------------------------
                              Real Estate Fund+
----------------------------------------------------------------------------
                  Average Annual Total Return Ended on 3/31/03*
----------------------------------------------------------------------------
  1 year                 5 years                Since Inception (10/1/97)
----------------------------------------------------------------------------
  (3.49)%                 3.96%                            4.02%
----------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. Concentration in one economic sector may subject an investor to greater volatility.

   The above illustration compares a $10,000 investment made in the Fund and broad-based indices since 10/1/97 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The indices do not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
   * Total return represents the change during the period in a hypothetical account with dividends reinvested.
  ** Source: Morgan Stanley & Co., Incorporated -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Morgan Stanley REIT Index is an unmanaged capitalization-weighted index composed of the largest and most actively traded REITs designed to provide a broad measure of real estate equity performance.
 *** Source: Standard & Poor's Corporation -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
   + Currently certain fees are waived. Had certain fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR FUNDS, INC.                                        BIOTECHNOLOGY FUND
--------------------------------------------------------------------------------


   For the twelve months ended March 31, 2003, the Fund realized a total return of -42.09%* versus -33.73%** for the NASDAQ Biotechnology Index. It was a difficult year for the Fund. First, the market in general had a difficult time due largely to investor anxiety about, among other things, the wobbly economy, the invasion of Iraq, and suspect corporate accounting. Second, biotechnology stocks on the whole came under pressure. Finally, the Fund invests in a wide range of biotech companies in an attempt to benefit from the stability of the first-tiers and the greater potential in second- and third-tier firms. For much of the year, however, many of the sector's advances were concentrated in first-tier names. The value in biotech has been validated by the sheer number of alliances and investments large pharmaceuticals have made in the sector. Also impressive are the recent advances in genomics. It took scientists, for example, five years in the 1980s to understand the AIDS virus; similar work was completed this year on the SARS virus in just two weeks. We still believe in our diversified investment strategy-- especially since most our holdings, including many of the smaller firms, have viable products on the market or in development.

                                    [CHART]

           Biotechnology  NASDAQ Biotechnology      Standard & Poor's 500
                Fund            Index**         Composite Stock Price Index***
           -------------  --------------------  ------------------------------
12/29/00      $10,000          $10,000                      $10,000
 3/31/01        7,271            7,068                        8,814
 6/30/01        8,957            9,347                        9,330
 9/30/01        6,052            6,847                        7,960
12/31/01        7,812            8,378                        8,811
 3/31/02        6,424            7,125                        8,836
 6/30/02        4,135            4,703                        7,652
 9/30/02        3,992            4,287                        6,329
12/31/02        4,035            4,581                        6,864
 3/31/03        3,720            4,722                        6,647

---------------------------------------------
           Biotechnology Fund+
---------------------------------------------
Average Annual Total Return Ended on 3/31/03*
---------------------------------------------
 1 year          Since Inception (12/31/00)
---------------------------------------------
(42.09)%                 (35.49)%
---------------------------------------------

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. Concentration in one economic sector may subject an investor to greater volatility and in addition the biotechnology sector may be subject to obsolescence.

   The above illustration compares a $10,000 investment made in the Fund and broad-based indices since 12/31/00 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The indices do not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: NASDAQ--The NASDAQ Biotechnology Index is a capitalization-weighted index designed to measure the performance of all NASDAQ stocks in the biotechnology sector.
*** Source: Standard & Poor's Corporation--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
  + Currently certain fees are waived. Had certain fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Excelsior Funds
Statements of Assets and Liabilities
March 31, 2003





                                                                          Blended      Large Cap       Optimum
                                                                          Equity        Growth         Growth
                                                                           Fund          Fund           Fund
                                                                       ------------  -------------  ------------
ASSETS:
 Investments, at cost-see accompanying portfolios..................... $388,886,255  $  82,852,983  $ 30,635,414
                                                                       ============  =============  ============
 Investments, at value (excluding Repurchase Agreements) (Note 1)..... $464,769,436  $  68,586,683  $ 28,707,412
 Repurchase Agreements, at value (Note 1).............................    3,973,000      4,893,000     2,913,000
 Cash.................................................................          973            955            81
 Dividends receivable.................................................      683,744         62,081        29,510
 Interest receivable..................................................          110            136            81
 Receivable for investments sold......................................           --      2,110,188       710,395
 Receivable for fund shares sold......................................      174,126         15,531        46,477
 Foreign withholding tax receivable...................................           --             --            --
                                                                       ------------  -------------  ------------
  Total Assets........................................................  469,601,389     75,668,574    32,406,956
LIABILITIES:
 Payable for investments purchased....................................           --      1,488,649       453,856
 Options written, at value (Premiums received: Value and Restructuring
  Fund--$2,376,579)...................................................           --             --            --
 Payable for fund shares redeemed.....................................      115,158        183,301         5,004
 Investment advisory fees payable (Note 2)............................      264,459         43,051        16,594
 Administration fees payable (Note 2).................................       44,389          6,952         2,869
 Shareholder servicing fees payable (Note 2)..........................       49,355          6,953         4,484
 Directors'/Trustees' fees payable (Note 2)...........................        1,046            163           298
 Due to custodian bank................................................           --             --            --
 Accrued expenses and other payables..................................      114,306         45,040        14,731
                                                                       ------------  -------------  ------------
  Total Liabilities...................................................      588,713      1,774,109       497,836
                                                                       ------------  -------------  ------------
NET ASSETS............................................................ $469,012,676  $  73,894,465  $ 31,909,120
                                                                       ============  =============  ============
NET ASSETS consist of:
 Undistributed net investment income.................................. $    831,910  $          --  $     16,096
 Accumulated net realized (loss) on investments.......................  (12,471,381)  (136,841,612)  (13,964,617)
 Unrealized appreciation (depreciation) of investments and written
  options.............................................................   79,856,181     (9,373,300)      984,998
 Par value (Note 5)...................................................       18,273         12,765            39
 Paid-in capital in excess of par value...............................  400,777,693    220,096,612    44,872,604
                                                                       ------------  -------------  ------------
  Total Net Assets.................................................... $469,012,676  $  73,894,465  $ 31,909,120
                                                                       ============  =============  ============
Net Assets
 Shares............................................................... $469,012,676  $  73,894,465  $  4,862,733
 Institutional Shares.................................................           --             --    27,046,387
Shares outstanding (Note 5):
 Shares...............................................................   18,273,253     12,765,467       595,903
 Institutional Shares.................................................           --             --     3,255,834
NET ASSET VALUE PER SHARE (net assets / shares outstanding):
 Shares...............................................................       $25.67          $5.79         $8.16
                                                                             ======          =====         =====
 Institutional Shares.................................................           --             --         $8.31
                                                                       =             =                     =====


                      See Notes to Financial Statements.


                                             Energy and
    Small        Value and       Mid Cap      Natural
     Cap       Restructuring      Value      Resources    Real Estate  Biotechnology
    Fund           Fund           Fund          Fund         Fund          Fund
------------  --------------  ------------  ------------  -----------  -------------
$179,769,334  $1,668,545,443  $139,594,313  $ 91,320,952  $77,320,323  $ 36,311,043
============  ==============  ============  ============  ===========  ============
$158,826,440  $1,556,761,235  $121,188,600  $ 91,265,733  $73,798,650  $ 20,317,300
          --         437,000     7,449,000     1,086,000    6,031,000     1,723,000
          --         144,449             1           646          197           189
      11,800       1,611,555        98,550        49,449      495,310         1,326
          --          20,215           207            30          168            48
   2,360,188          73,000            --            --    1,179,090            --
     138,947       5,180,122        98,313       201,926      468,581         2,298
          --          38,094            --            --           --            --
------------  --------------  ------------  ------------  -----------  ------------
 161,337,375   1,564,265,670   128,834,671    92,603,784   81,972,996    22,044,161
     525,921              --     1,432,622            --      327,847            --

          --       1,011,250            --            --           --            --
   3,776,331       2,902,454     1,119,872        29,153    2,177,521        38,002
      60,319         547,659        41,800        44,574       57,726        15,319
      15,004         147,605        12,025         8,802        7,563         2,048
      25,018         362,186        25,652        22,182        7,684         3,406
         355           3,587         1,252           211          182            50
     572,430              --            --            --           --            --
      38,012         570,423        38,481        58,458       20,336         8,601
------------  --------------  ------------  ------------  -----------  ------------
   5,013,390       5,545,164     2,671,704       163,380    2,598,859        67,426
------------  --------------  ------------  ------------  -----------  ------------
$156,323,985  $1,558,720,506  $126,162,967  $ 92,440,404  $79,374,137  $ 21,976,735
============  ==============  ============  ============  ===========  ============
$         --  $    4,351,627  $     98,920  $     38,507  $   885,736  $         --
 (38,611,567)   (217,516,249)   (6,374,475)  (13,651,324)  (3,487,558)  (14,124,861)

 (20,942,894)   (109,981,879)  (10,956,713)    1,030,781    2,509,327   (14,270,743)
      18,447          65,893           123         7,890       12,009         8,463
 215,859,999   1,881,801,114   143,395,112   105,014,550   79,454,623    50,363,876
------------  --------------  ------------  ------------  -----------  ------------
$156,323,985  $1,558,720,506  $126,162,967  $ 92,440,404  $79,374,137  $ 21,976,735
============  ==============  ============  ============  ===========  ============
$156,323,985  $1,558,720,506  $ 81,146,157  $ 92,440,404  $79,374,137  $ 21,976,735
          --              --    45,016,810            --           --            --
  18,447,462      65,893,343     7,922,619     7,890,004   12,008,864     8,463,422
          --              --     4,390,341            --           --            --

       $8.47          $23.66        $10.24        $11.72        $6.61         $2.60
       =====          ======        ======        ======        =====         =====
          --              --        $10.25            --           --            --
=             =                     ======  =             =            =


                      See Notes to Financial Statements.

Excelsior Funds
Statements of Operations
Year Ended March 31, 2003




                                                                      Blended       Large Cap      Optimum
                                                                      Equity         Growth        Growth
                                                                       Fund           Fund          Fund
                                                                   -------------  ------------  ------------
INVESTMENT INCOME:
 Dividend income.................................................. $   8,191,835  $    884,651  $    301,735
 Interest income..................................................       208,046        35,707        25,002
 Less: Foreign taxes withheld.....................................       (55,438)       (9,433)       (2,846)
                                                                   -------------  ------------  ------------
  Total Income....................................................     8,344,443       910,925       323,891
EXPENSES:
 Investment advisory fees (Note 2)................................     4,059,331       811,470       181,518
 Administration fees (Note 2).....................................       712,243       158,212        27,450
 Shareholder servicing fees (Note 2)..............................       655,458       130,546        34,510
 Shareholder servicing fees--Shares (Note 2)......................            --            --        14,791
 Transfer agent fees (Note 2).....................................       245,903       142,480        32,698
 Legal and audit fees.............................................        92,458        20,567         3,389
 Shareholder reports..............................................        69,570        12,422         3,192
 Custodian fees...................................................        36,787        13,573         1,184
 Registration and filing fees.....................................        23,241        12,992        21,507
 Directors'/Trustees' fees and expenses (Note 2)..................        15,177         3,485         2,482
 Amortization of organization costs (Note 6)......................            --         9,913            --
 Miscellaneous expenses...........................................        40,086         7,981         4,513
                                                                   -------------  ------------  ------------
  Total Expenses..................................................     5,950,254     1,323,641       327,234
 Fees waived and reimbursed by:
  Investment Adviser (Note 2).....................................      (539,406)     (134,988)      (20,779)
  Administrators (Note 2).........................................      (222,643)      (45,560)      (14,475)
                                                                   -------------  ------------  ------------
  Net Expenses....................................................     5,188,205     1,143,093       291,980
                                                                   -------------  ------------  ------------
NET INVESTMENT INCOME (LOSS)......................................     3,156,238      (232,168)       31,911
                                                                   -------------  ------------  ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 (NOTE 1):
 Net realized gain (loss):
  Security transactions...........................................   (12,471,383)  (75,502,871)   (9,110,968)
  Written options.................................................            --            --            --
                                                                   -------------  ------------  ------------
 Total net realized gain (loss)...................................   (12,471,383)  (75,502,871)   (9,110,968)
 Change in unrealized appreciation/depreciation on investments and
  written options during the year.................................  (141,253,929)   17,173,277    (5,119,107)
                                                                   -------------  ------------  ------------
 Net realized and unrealized (loss) on investments................  (153,725,312)  (58,329,594)  (14,230,075)
                                                                   -------------  ------------  ------------
 Net (decrease) in net assets resulting from operations........... $(150,569,074) $(58,561,762) $(14,198,164)
                                                                   =============  ============  ============


                      See Notes to Financial Statements.


                                             Energy and
    Small        Value and       Mid Cap      Natural         Real
     Cap       Restructuring      Value      Resources       Estate    Biotechnology
    Fund           Fund           Fund          Fund          Fund         Fund
-------------  -------------  ------------  ------------  -----------  -------------
$     850,010  $  30,373,732  $  1,327,506  $  1,429,962  $ 4,540,271  $     41,857
       72,139        256,403       144,185        39,299       86,321        35,687
           --       (220,841)       (7,498)      (54,591)        (118)         (557)
-------------  -------------  ------------  ------------  -----------  ------------
      922,149     30,409,294     1,464,193     1,414,670    4,626,474        76,987
    1,043,017     10,889,921       634,337       646,762      746,863       202,090
      272,811      2,769,467       176,502       149,982      132,079        43,038
      358,278      2,265,016       134,717       162,772       97,198        66,725
           --      2,056,328       177,166            --           --            --
       74,751      1,742,686        73,998       208,983       41,445        13,852
       28,811        317,936        12,760        18,064       19,841         5,407
       27,107        248,853        15,923        13,448       11,645         2,515
       16,654        198,737        11,612         7,515        5,484           992
       22,501         74,878        23,808        19,722       11,031        13,004
        4,389         51,337         7,183         2,860        2,275           778
           --             --            --            --        3,740            --
       13,164        126,128         7,881         8,408        6,829         1,763
-------------  -------------  ------------  ------------  -----------  ------------
    1,861,483     20,741,287     1,275,887     1,238,516    1,078,430       350,164
     (319,636)    (1,718,740)     (124,763)     (148,133)     (10,838)           --
      (71,145)      (751,115)      (48,879)      (42,244)     (35,387)      (12,146)
-------------  -------------  ------------  ------------  -----------  ------------
    1,470,702     18,271,432     1,102,245     1,048,139    1,032,205       338,018
-------------  -------------  ------------  ------------  -----------  ------------
     (548,553)    12,137,862       361,948       366,531    3,594,269      (261,031)
-------------  -------------  ------------  ------------  -----------  ------------
  (27,832,602)  (182,961,868)   (6,310,874)   (7,163,655)     771,754   (11,518,705)
           --      1,445,344            --            --           --            --
-------------  -------------  ------------  ------------  -----------  ------------
  (27,832,602)  (181,516,524)   (6,310,874)   (7,163,655)     771,754   (11,518,705)
 (39,057,393)   (487,934,177)  (26,424,605)  (16,253,519)  (8,346,002)   (6,326,446)
-------------  -------------  ------------  ------------  -----------  ------------
 (66,889,995)   (669,450,701)  (32,735,479)  (23,417,174)  (7,574,248)  (17,845,151)
-------------  -------------  ------------  ------------  -----------  ------------
$ (67,438,548) $(657,312,839) $(32,373,531) $(23,050,643) $(3,979,979) $(18,106,182)
=============  =============  ============  ============  ===========  ============


                      See Notes to Financial Statements.

Excelsior Funds
Statements of Changes in Net Assets


                                                                           Blended       Large Cap       Optimum
                                                                           Equity         Growth         Growth
                                                                            Fund           Fund           Fund
                                                                        -------------  -------------  ------------
Year Ended March 31, 2003
Net investment income (loss)........................................... $   3,156,238  $    (232,168) $     31,911
Net realized gain (loss) on investments................................   (12,471,383)   (75,502,871)   (9,110,968)
Net realized gain on written options...................................            --             --            --
Change in unrealized appreciation/depreciation of investments and
 written options during the year.......................................  (141,253,929)    17,173,277    (5,119,107)
                                                                        -------------  -------------  ------------
Net (decrease) in net assets resulting from operations.................  (150,569,074)   (58,561,762)  (14,198,164)
Distributions to shareholders:
 From net investment income
  Shares...............................................................    (2,893,661)            --          (627)
  Institutional shares.................................................            --             --       (15,188)
 From net realized gain on investments
  Shares...............................................................   (28,177,700)            --            --
                                                                        -------------  -------------  ------------
     Total Distributions...............................................   (31,071,361)            --       (15,815)
                                                                        -------------  -------------  ------------
Increase (decrease) in net assets from fund share transactions (Note 5)
  Shares...............................................................   (32,446,392)   (56,790,497)   (1,301,839)
  Institutional shares.................................................            --             --      (600,974)
                                                                        -------------  -------------  ------------
     Total from fund share transactions................................   (32,446,392)   (56,790,497)   (1,902,813)
                                                                        -------------  -------------  ------------
Net increase (decrease) in net assets..................................  (214,086,827)  (115,352,259)  (16,116,792)
NET ASSETS:
 Beginning of year.....................................................   683,099,503    189,246,724    48,025,912
                                                                        -------------  -------------  ------------
 End of year (1)....................................................... $ 469,012,676  $  73,894,465  $ 31,909,120
                                                                        =============  =============  ============
--------
 (1)Including undistributed net investment income...................... $     831,910  $          --  $     16,096
                                                                        =============  =============  ============
Year Ended March 31, 2002
Net investment income (loss)........................................... $   2,051,384  $  (1,254,239) $    (83,607)
Net realized gain (loss) on investments................................    29,018,443    (45,950,570)   (2,208,480)
Net realized gain on written options...................................            --             --            --
Change in unrealized appreciation/depreciation of investments and
 written options during the year.......................................   (43,865,943)    14,848,997    (1,101,689)
                                                                        -------------  -------------  ------------
Net increase (decrease) in net assets resulting from operations........   (12,796,116)   (32,355,812)   (3,393,776)
Distributions to shareholders:
 From net investment income
  Shares...............................................................    (1,647,157)            --            --
  Institutional shares.................................................            --             --            --
 Return of capital.....................................................
  Shares...............................................................            --             --            --
 From net realized gain on investments
  Shares...............................................................    (3,334,740)            --            --
  Institutional shares.................................................            --             --            --
                                                                        -------------  -------------  ------------
     Total Distributions...............................................    (4,981,897)            --            --
                                                                        -------------  -------------  ------------
Increase (decrease) in net assets from fund share transactions (Note 5)
  Shares...............................................................   (23,302,179)   (55,901,666)   (3,965,462)
  Institutional shares.................................................            --             --       142,856
                                                                        -------------  -------------  ------------
     Total from fund share transactions................................   (23,302,179)   (55,901,666)   (3,822,606)
                                                                        -------------  -------------  ------------
Net increase (decrease) in net assets..................................   (41,080,192)   (88,257,478)   (7,216,382)
NET ASSETS:
 Beginning of year.....................................................   724,179,695    277,504,202    55,242,294
                                                                        -------------  -------------  ------------
 End of year (2)....................................................... $ 683,099,503  $ 189,246,724  $ 48,025,912
                                                                        =============  =============  ============
--------
 (2)Including undistributed net investment income...................... $     570,265  $          --  $         --
                                                                        =============  =============  ============


                      See Notes to Financial Statements.

                                             Energy and
                 Value and       Mid Cap      Natural
  Small Cap    Restructuring      Value      Resources     Real Estate  Biotechnology
    Fund           Fund           Fund          Fund          Fund          Fund
------------  --------------  ------------  ------------  ------------  -------------
$   (548,553) $   12,137,862  $    361,948  $    366,531  $  3,594,269  $   (261,031)
 (27,832,602)   (182,961,868)   (6,310,874)   (7,163,655)      771,754   (11,518,705)
          --       1,445,344            --            --            --            --

 (39,057,393)   (487,934,177)  (26,424,605)  (16,253,519)   (8,346,002)   (6,326,446)
------------  --------------  ------------  ------------  ------------  ------------
 (67,438,548)   (657,312,839)  (32,373,531)  (23,050,643)   (3,979,979)  (18,106,182)
          --      (9,551,583)     (132,632)     (441,096)   (3,262,432)           --
          --              --      (159,673)           --            --            --
          --              --            --            --            --            --
------------  --------------  ------------  ------------  ------------  ------------
          --      (9,551,583)     (292,305)     (441,096)   (3,262,432)           --
------------  --------------  ------------  ------------  ------------  ------------
  52,161,227    (189,597,720)   49,078,733   (13,236,650)   (4,691,483)   (2,122,057)
          --              --     5,372,481            --            --            --
------------  --------------  ------------  ------------  ------------  ------------
  52,161,227    (189,597,720)   54,451,214   (13,236,650)   (4,691,483)   (2,122,057)
------------  --------------  ------------  ------------  ------------  ------------
 (15,277,321)   (856,462,142)   21,785,378   (36,728,389)  (11,933,894)  (20,228,239)
 171,601,306   2,415,182,648   104,377,589   129,168,793    91,308,031    42,204,974
------------  --------------  ------------  ------------  ------------  ------------
$156,323,985  $1,558,720,506  $126,162,967  $ 92,440,404  $ 79,374,137  $ 21,976,735
============  ==============  ============  ============  ============  ============
$         --  $    4,351,627  $     98,920  $     38,507  $    885,736  $         --
============  ==============  ============  ============  ============  ============
$    189,263  $    5,672,437  $    171,635  $    899,913  $  2,843,665  $   (236,832)
     284,845     (14,910,892)      (54,685)   (6,465,192)    1,566,657    (2,547,668)
          --         557,362            --            --            --            --

  21,599,119     129,989,778    10,367,219      (629,669)    9,161,715    (4,618,709)
------------  --------------  ------------  ------------  ------------  ------------
  22,073,227     121,308,685    10,484,169    (6,194,948)   13,572,037    (7,403,209)
    (210,854)     (5,193,568)      (18,703)     (853,860)   (2,633,376)      (26,689)
          --              --      (143,203)           --            --            --
    (107,471)             --            --            --      (125,321)           --
          --              --      (530,339)   (3,495,646)           --            --
          --              --    (1,476,213)           --            --            --
------------  --------------  ------------  ------------  ------------  ------------
    (318,325)     (5,193,568)   (2,168,458)   (4,349,506)   (2,758,697)      (26,689)
------------  --------------  ------------  ------------  ------------  ------------
  62,666,031     476,357,090    45,105,802    36,863,210    36,257,420    34,371,571
          --              --     7,592,176            --            --            --
------------  --------------  ------------  ------------  ------------  ------------
  62,666,031     476,357,090    52,697,978    36,863,210    36,257,420    34,371,571
------------  --------------  ------------  ------------  ------------  ------------
  84,420,933     592,472,207    61,013,689    26,318,756    47,070,760    26,941,673
  87,180,373   1,822,710,441    43,363,900   102,850,037    44,237,271    15,263,301
------------  --------------  ------------  ------------  ------------  ------------
$171,601,306  $2,415,182,648  $104,377,589  $129,168,793  $ 91,308,031  $ 42,204,974
============  ==============  ============  ============  ============  ============
$         --  $    1,765,348  $     29,277  $    113,072  $    963,035  $         --
============  ==============  ============  ============  ============  ============


                      See Notes to Financial Statements.

Excelsior Funds
Financial Highlights -- Selected Per Share Data and Ratios


                                                                  Net Realized and               Dividends
                                Net Asset Value,      Net      Unrealized Gain (Loss) Total From  From Net
                                  Beginning of    Investment     of Investments and   Investment Investment
                                     Period      Income (Loss)        Options         Operations   Income
                                ---------------- ------------- ---------------------- ---------- ----------
BLENDED EQUITY FUND -- (04/25/85*)
 Shares:
 Year Ended March 31,
 1999..........................      $36.12         $ 0.11            $  6.90          $  7.01     $(0.13)
 2000..........................       42.51           0.03               9.54             9.57      (0.06)
 2001..........................       50.63           0.01             (13.31)          (13.30)     (0.01)
 2002..........................       35.99           0.10              (0.67)           (0.57)     (0.08)
 2003..........................       35.17           0.17              (7.97)           (7.80)     (0.15)
LARGE CAP GROWTH FUND -- (10/01/97*)
 Shares:
 Year Ended March 31,
 1999..........................      $ 8.51         $(0.03)           $  5.82          $  5.79         --
 2000..........................       14.30          (0.06)              4.74             4.68         --
 2001..........................       18.98          (0.08)             (8.84)           (8.92)        --
 2002..........................       10.06          (0.06)             (1.17)           (1.23)        --
 2003..........................        8.83          (0.01)(6)          (3.03)(6)        (3.04)        --
OPTIMUM GROWTH FUND --  (06/01/96*)
 Shares:
 Year Ended March 31,
 1999..........................      $16.31         $(0.06)           $ 11.15          $ 11.09         --
 2000..........................       27.40          (0.11)              7.16             7.05         --
 2001..........................       30.57          (0.10)            (12.08)          (12.18)        --
 2002..........................       12.94          (0.20)(6)          (0.98)(6)        (1.18)        --
 2003..........................       11.76          (0.01)(6)          (3.59)(6)        (3.60)        -- (4)
SMALL CAP FUND -- (12/31/92*)
 Shares:
 Year Ended March 31,
 1999..........................      $11.95             --            $ (2.56)         $ (2.56)        --
 2000..........................        9.27             --               6.12             6.12         --
 2001..........................       15.39         $ 0.07              (4.41)           (4.34)    $(0.07)
 2002..........................       10.06           0.03               2.14             2.17      (0.04)(5)
 2003..........................       12.19          (0.03)(6)          (3.69)(6)        (3.72)        --
VALUE AND RESTRUCTURING FUND -- (12/31/92*)
 Shares:
 Year Ended March 31,
 1999..........................      $23.79         $ 0.13            $  0.21          $  0.34     $(0.11)
 2000..........................       23.88           0.07              10.03            10.10      (0.09)
 2001..........................       33.89           0.60              (3.21)           (2.61)     (0.59)
 2002..........................       30.69           0.08               1.94             2.02      (0.08)
 2003..........................       32.63           0.17              (9.01)           (8.84)     (0.13)
MID CAP VALUE FUND -- (06/01/96*)
 Shares:
 Year Ended March 31,
 1999..........................      $16.11         $ 0.08            $  0.55          $  0.63     $(0.07)
 2000..........................       15.35           0.01               6.35             6.36      (0.05)
 2001..........................       21.34           0.37              (1.27)           (0.90)     (0.37)
 2002..........................       11.99           0.27 (6)           1.41 (6)         1.68      (0.02)
 2003..........................       13.29           0.02 (6)          (3.05)(6)        (3.03)     (0.02)
ENERGY AND NATURAL RESOURCES FUND -- (12/31/92*)
 Shares:
 Year Ended March 31,
 1999..........................      $12.66         $ 0.10            $ (1.65)         $ (1.55)    $(0.09)
 2000..........................       11.02           0.04               4.72             4.76      (0.06)
 2001..........................       15.21           0.07               1.60             1.67      (0.07)
 2002..........................       15.41           0.10              (0.58)           (0.48)     (0.10)
 2003..........................       14.40           0.04              (2.67)           (2.63)     (0.05)
REAL ESTATE FUND -- (10/01/97*)
 Shares:
 Year Ended March 31,
 1999..........................      $ 7.05         $ 0.33            $ (1.55)         $ (1.22)    $(0.33)
 2000..........................        5.50           0.34              (0.31)            0.03      (0.32)
 2001..........................        5.21           0.33               0.89             1.22      (0.34)(7)
 2002..........................        6.09           0.31               1.01             1.32      (0.31)(7)
 2003..........................        7.10           0.28(6)           (0.52)(6)        (0.24)     (0.25)
BIOTECHNOLOGY FUND -- (12/31/00*)
 Shares:
 Period Ended March 31, 2001...      $ 7.00         $ 0.01            $ (1.92)         $ (1.91)        --
 Year Ended March 31,
 2002..........................        5.09          (0.02)             (0.57)           (0.59)    $(0.01)
 2003..........................        4.49          (0.03)(6)          (1.86)(6)        (1.89)        --

                                Distributions From Net
                                   Realized Gain on
                                   Investments and         Total
                                       Options         Distributions
                                ---------------------- -------------
BLENDED EQUITY FUND -- (04/25/85*)
 Shares:
 Year Ended March 31,
 1999..........................         $(0.49)           $(0.62)
 2000..........................          (1.39)            (1.45)
 2001..........................          (1.33)            (1.34)
 2002..........................          (0.17)            (0.25)
 2003..........................          (1.55)            (1.70)
LARGE CAP GROWTH FUND -- (10/01/97*)
 Shares:
 Year Ended March 31,
 1999..........................             --                --
 2000..........................             --                --
 2001..........................             --                --
 2002..........................             --                --
 2003..........................             --                --
OPTIMUM GROWTH FUND --  (06/01/96*)
 Shares:
 Year Ended March 31,
 1999..........................             --                --
 2000..........................         $(3.88)           $(3.88)
 2001..........................          (5.45)            (5.45)
 2002..........................             --                --
 2003..........................             --                --
SMALL CAP FUND -- (12/31/92*)
 Shares:
 Year Ended March 31,
 1999..........................         $(0.12)           $(0.12)
 2000..........................             --                --
 2001..........................          (0.92)            (0.99)
 2002..........................             --             (0.04)
 2003..........................             --                --
VALUE AND RESTRUCTURING FUND -- (12/31/92*)
 Shares:
 Year Ended March 31,
 1999..........................         $(0.14)           $(0.25)
 2000..........................             --             (0.09)
 2001..........................             --             (0.59)
 2002..........................             --             (0.08)
 2003..........................             --             (0.13)
MID CAP VALUE FUND -- (06/01/96*)
 Shares:
 Year Ended March 31,
 1999..........................         $(1.32)           $(1.39)
 2000..........................          (0.32)            (0.37)
 2001..........................          (8.08)            (8.45)
 2002..........................          (0.36)            (0.38)
 2003..........................             --             (0.02)
ENERGY AND NATURAL RESOURCES FUND -- (12/31/92*)
 Shares:
 Year Ended March 31,
 1999..........................             --            $(0.09)
 2000..........................         $(0.51)            (0.57)
 2001..........................          (1.40)            (1.47)
 2002..........................          (0.43)            (0.53)
 2003..........................             --             (0.05)
REAL ESTATE FUND -- (10/01/97*)
 Shares:
 Year Ended March 31,
 1999..........................             --            $(0.33)
 2000..........................             --             (0.32)
 2001..........................             --             (0.34)
 2002..........................             --             (0.31)
 2003..........................             --             (0.25)
BIOTECHNOLOGY FUND -- (12/31/00*)
 Shares:
 Period Ended March 31, 2001...             --                --
 Year Ended March 31,
 2002..........................             --            $(0.01)
 2003..........................             --                --

* Commencement of Operations
(1)Not annualized.
(2)Annualized.
(3)Expense ratios before waiver of fees and reimbursement of expenses (if any) by advisor and administrators.
(4)Amount represents less than $0.01 per share.
(5)Includes a return of capital of $(0.01).
(6)For comparative purposes per share amounts are based on average shares outstanding.
(7)Includes a return of capital of $(0.08) and $(0.02) for the years ended March 31, 2001 and March 31, 2002, respectively.



                      See Notes to Financial Statements.


                                                                   Ratio of     Ratio of Net
                                                Ratio of Net    Gross Operating  Investment
                                             Operating Expenses   Expenses to   Income (Loss)  Portfolio    Fee
Net Asset Value,   Total     Net Assets, End     to Average         Average      to Average    Turnover    Waiver
 End of Period     Return    of Period (000)     Net Assets     Net Assets (3)   Net Assets      Rate     (Note 2)
---------------- ------      --------------- ------------------ --------------- -------------  ---------  --------
     $42.51       19.65 %      $  720,273           0.95%            1.01%           0.29 %        20%     $0.02
      50.63       22.90 %         993,409           0.97%            1.02%           0.08 %        24%      0.02
      35.99      (26.72)%         724,180           0.99%            1.06%           0.03 %        36%      0.03
      35.17       (1.58)%         683,100           0.97%            1.08%           0.29 %        43%      0.04
      25.67      (22.45)%         469,013           0.96%            1.11%           0.59 %        36%      0.04
     $14.30       68.04 %      $  251,548           1.04%            1.08%          (0.53)%         4%        --
      18.98       32.73 %         498,314           1.01%            1.07%          (0.48)%        20%     $0.01
      10.06      (47.00)%         277,504           1.01%            1.08%          (0.50)%        20%      0.01
       8.83      (12.23)%         189,247           1.00%            1.10%          (0.50)%        10%      0.01
       5.79      (34.43)%          73,894           1.04%            1.21%          (0.21)%        56%      0.01
     $27.40       68.00 %      $   12,414           1.05%            1.26%          (0.34)%        22%     $0.04
      30.57       27.40 %          21,967           1.05%            1.18%          (0.43)%        44%      0.03
      12.94      (45.34)%          13,249           1.05%            1.20%          (0.53)%        46%      0.03
      11.76       (9.12)%           8,749           1.04%            1.32%          (0.37)%        43%      0.04
       8.16      (30.60)%           4,863           1.04%            1.16%          (0.13)%        61%      0.01
     $ 9.27      (21.41)%      $   43,788           0.94%            1.05%          (0.04)%       115%     $0.01
      15.39       65.91 %         107,941           0.92%            1.03%           0.01 %       134%      0.01
      10.06      (28.69)%          87,180           0.89%            1.04%           0.57 %       132%      0.02
      12.19       21.61 %         171,601           0.84%            0.98%           0.19 %       144%      0.01
       8.47      (30.52)%         156,324           0.83%            1.05%          (0.31)%       105%      0.02
     $23.88        1.48 %      $  594,615           0.93%            1.07%           0.59 %        43%     $0.03
      33.89       42.41 %       1,207,244           0.90%            1.03%           0.25 %        20%      0.03
      30.69       (7.74)%       1,822,710           0.95%            1.02%           1.66 %        15%      0.03
      32.63        6.60 %       2,408,053           0.94%            1.02%           0.27 %         8%      0.02
      23.66      (27.13)%       1,558,721           0.99%            1.12%           0.65 %        16%      0.03
     $15.35        4.59 %      $      125           1.05%            1.32%           0.53 %        55%     $0.04
      21.34       41.60 %             336           1.05%            1.20%           0.02 %        45%      0.05
      11.99       (0.84)%           2,371           1.03%            1.26%           0.97 %        95%      0.09
      13.29       14.23 %          50,477           1.05%            1.16%           0.59 %        24%      0.01
      10.24      (22.81)%          81,146           1.01%            1.15%           0.20 %        28%      0.02
     $11.02      (12.23)%      $   43,021           0.98%            1.09%           0.97 %        96%     $0.01
      15.21       44.61 %          71,126           0.97%            1.08%           0.37 %       138%      0.01
      15.41       11.98 %         102,850           0.99%            1.05%           0.46 %        59%      0.01
      14.40       (2.82)%         129,169           0.98%            1.12%           0.77 %        73%      0.02
      11.72      (18.30)%          92,440           1.01%            1.19%           0.35 %        78%      0.02
     $ 5.50      (17.55)%      $   32,841           1.20%            1.43%           5.37 %        28%     $0.01
       5.21        0.58 %          33,703           1.20%            1.41%           6.17 %        27%      0.01
       6.09       24.03 %          44,237           1.20%            1.36%           5.52 %        29%      0.01
       7.10       22.37 %          91,308           1.20%            1.33%           4.53 %        25%      0.01
       6.61       (3.49)%          79,374           1.17%            1.23%           4.09 %        23%        --(4)
     $ 5.09      (27.29)%(1)   $   15,263           1.25%(2)         2.19%(2)        1.11 %(2)      2%(2)  $0.01
       4.49      (11.64)%          42,205           1.24%            1.44%          (0.74)%        32%      0.01
       2.60      (42.09)%          21,977           1.18%            1.22%          (0.91)%        22%        --(4)



                      See Notes to Financial Statements.

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2003
Blended Equity Fund


                                                              Value
Shares                                                       (Note 1)
-------                                                    ------------
COMMON STOCKS -- 98.42%
        CONSUMER DISCRETIONARY -- 16.34%
100,900 +AOL Time Warner, Inc............................. $  1,095,774
 34,000 +Autozone, Inc....................................    2,336,140
125,661 +Brinker International, Inc.......................    3,832,660
125,000 +Clear Channel Communications, Inc................    4,240,000
167,535 +Coach, Inc.......................................    6,421,617
 80,000 +Comcast Corp., Class A Special...................    2,195,200
115,900 +Comcast Corp., Class A...........................    3,315,899
 94,266 Darden Restaurants, Inc...........................    1,682,648
 35,000 General Motors Corp...............................    1,176,700
 90,000 Herman Miller, Inc................................    1,449,000
333,775 John Wiley & Sons, Class A........................    7,570,017
261,000 +Liberty Media Corp., Class A.....................    2,539,530
 83,125 +Mohawk Industries, Inc...........................    3,985,013
 45,000 Omnicom Group.....................................    2,437,650
267,000 Target Corp.......................................    7,812,420
276,699 Tupperware Corp...................................    3,823,980
351,562 Wal-Mart Stores, Inc..............................   18,291,771
143,000 Walt Disney Co....................................    2,433,860

                                                           ------------
                                                             76,639,879

                                                           ------------
        CONSUMER STAPLES -- 6.15%
150,000 Altria Group, Inc.................................    4,494,000
 13,800 Coca-Cola Co......................................      558,624
190,445 General Mills, Inc................................    8,674,770
125,000 Gillette Co.......................................    3,867,500
 58,000 Kellogg Co........................................    1,777,700
265,867 Sysco Corp........................................    6,763,656
 92,700 Walgreen Co.......................................    2,732,796

                                                           ------------
                                                             28,869,046

                                                           ------------
        ENERGY -- 8.39%
 83,780 Apache Corp.......................................    5,172,547
114,212 BP plc ADR........................................    4,407,441
 21,000 ChevronTexaco Corp................................    1,357,650
107,565 ConocoPhillips....................................    5,765,484
482,158 Exxon Mobil Corp..................................   16,851,422
103,000 +Nabors Industries Ltd............................    4,106,610
 42,100 Royal Dutch Petroleum Co. (NY Shares).............    1,715,575

                                                           ------------
                                                             39,376,729

                                                           ------------
        FINANCIAL -- 19.46%
219,499 Allstate Corp.....................................    7,280,782
105,000 American Express Co...............................    3,489,150
190,155 American International Group......................    9,403,165
353,000 Citigroup, Inc....................................   12,160,850
 40,000 Fannie Mae........................................    2,614,000
171,998 FleetBoston Financial Corp........................    4,107,312
120,000 Goldman Sachs Group, Inc..........................    8,169,600
129,870 Hartford Financial Services Group, Inc............    4,583,112
 37,450 +HSBC Holdings plc ADR............................    1,914,444
 56,600 MBIA, Inc.........................................    2,187,024
 55,588 Mellon Financial Corp.............................    1,181,801
 63,000 Merrill Lynch & Co., Inc..........................    2,230,200
242,600 State Street Corp.................................    7,673,438

                                                              Value
Shares                                                       (Note 1)
-------                                                    ------------
COMMON STOCKS -- (continued)
        FINANCIAL -- (continued)
      1 Travelers Property Casualty Corp., Class A........ $         14
      2 Travelers Property Casualty Corp., Class B........           28
411,052 US Bancorp........................................    7,801,767
201,000 Washington Mutual, Inc............................    7,089,270
208,213 Wells Fargo & Co..................................    9,367,503

                                                           ------------
                                                             91,253,460

                                                           ------------
        HEALTH CARE -- 17.06%
240,000 Abbott Laboratories...............................    9,026,400
 99,717 +Amgen, Inc.......................................    5,740,708
 14,330 +Genentech, Inc...................................      501,693
 50,000 +Genzyme Corp. -- General Division................    1,820,000
 49,700 HCA, Inc..........................................    2,055,592
315,010 Johnson & Johnson.................................   18,229,629
145,571 +Lincare Holdings, Inc............................    4,463,207
 75,000 +Medimmune, Inc...................................    2,465,250
120,000 Medtronic, Inc....................................    5,414,400
 55,042 Merck & Co., Inc..................................    3,015,201
441,135 Pfizer, Inc.......................................   13,745,766
110,000 Schering-Plough Corp..............................    1,961,300
 61,920 +WellPoint Health Networks........................    4,752,360
180,365 Wyeth.............................................    6,821,404

                                                           ------------
                                                             80,012,910

                                                           ------------
        INDUSTRIALS -- 14.96%
152,944 Caterpillar, Inc..................................    7,524,845
116,060 Danaher Corp......................................    7,632,106
 59,000 Dover Corp........................................    1,428,980
746,333 General Electric Co...............................   19,031,491
148,966 Illinois Tool Works, Inc..........................    8,662,373
186,351 +Jacobs Engineering Group, Inc....................    7,828,606
143,471 Lockheed Martin Corp..............................    6,822,046
135,000 Tyco International Ltd............................    1,736,100
156,165 W.W. Grainger, Inc................................    6,699,478
132,000 Waste Management, Inc.............................    2,795,760

                                                           ------------
                                                             70,161,785

                                                           ------------
        INFORMATION TECHNOLOGY -- 13.49%
126,330 +Analog Devices, Inc..............................    3,474,075
169,150 +Applied Materials, Inc...........................    2,127,907
624,578 +Cisco Systems, Inc...............................    8,100,777
149,000 +Dell Computer Corp...............................    4,072,170
 30,000 +eBay, Inc........................................    2,558,700
360,900 Intel Corp........................................    5,875,452
 94,740 International Business Machines Corp..............    7,430,458
 23,000 +Intuit, Inc......................................      853,300
 35,000 +KLA-Tencor Corp..................................    1,256,850
 41,400 +Lexmark International, Inc.......................    2,771,730
 35,000 Maxim Integrated Products.........................    1,263,850
711,950 Microsoft Corp....................................   17,229,190
106,550 SAP AG ADR........................................    2,020,188
221,740 Texas Instruments, Inc............................    3,629,884
 25,000 +Xilinx, Inc......................................      585,250

                                                           ------------
                                                             63,249,781

                                                           ------------


                      See Notes to Financial Statements.

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2003
Blended Equity Fund -- (continued)


                                                              Value
Shares                                                       (Note 1)
-------                                                    ------------
COMMON STOCKS -- (continued)
        RAW/INTERMEDIATE MATERIALS -- 0.52%
 30,000 Air Products & Chemicals, Inc..................... $  1,242,900
 35,000 International Paper Co............................    1,183,000

                                                           ------------
                                                              2,425,900

                                                           ------------
        TELECOMMUNICATION -- 1.93%
 31,000 SBC Communications, Inc...........................      621,860
237,970 Verizon Communications, Inc.......................    8,412,239

                                                           ------------
                                                              9,034,099

                                                           ------------
        UTILITIES -- 0.12%
 25,000 American Electric Power Co., Inc..................      571,250

                                                           ------------
        TOTAL COMMON STOCKS (Cost $381,441,090)...........  461,594,839

                                                           ------------
PREFERRED STOCK -- 0.67%
        CONSUMER DISCRETIONARY -- 0.67%
148,415 News Corp., Ltd. ADR (Cost $3,472,165)............    3,174,597

                                                           ------------

Principal                                                        Value
 Amount                                                         (Note 1)
----------                                                    ------------
REPURCHASE AGREEMENT -- 0.85%
$3,973,000 #JP Morgan Chase Securities, Inc., Repurchase
            Agreement, 1.00%, dated 3/31/03, due 4/1/03, to
            be repurchased at $3,973,110 (Cost $3,973,000)... $  3,973,000

                                                              ------------

TOTAL INVESTMENTS (Cost $388,886,255*)............  99.94% $468,742,436
OTHER ASSETS AND LIABILITIES (NET)................   0.06       270,240
                                                   ------  ------------
NET ASSETS........................................ 100.00% $469,012,676
                                                   ======  ============

--------
* Aggregate cost for Federal tax and book purposes.
+ Non-income producing security
# The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.
ADR--American Depositary Receipt
plc--public limited company


                      See Notes to Financial Statements.

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2003
Large Cap Growth Fund


                                                             Value
Shares                                                      (Note 1)
-------                                                    -----------
COMMON STOCKS -- 92.82%
        CONSUMER DISCRETIONARY -- 17.78%
 63,000 +Apollo Group, Inc., Class A...................... $ 3,142,440
 70,000 +Bed Bath & Beyond, Inc...........................   2,417,800
 26,000 +Comcast Corp., Class A...........................     743,860
 74,200 Harley-Davidson, Inc..............................   2,946,482
 47,000 +Harrah's Entertainment, Inc......................   1,677,900
 39,000 +Kohls Corp.......................................   2,206,620

                                                           -----------
                                                            13,135,102

                                                           -----------
        FINANCIAL -- 13.98%
 45,600 AMBAC Financial Group, Inc........................   2,303,712
 43,425 American International Group......................   2,147,366
 63,166 Citigroup, Inc....................................   2,176,069
 28,000 Freddie Mac.......................................   1,486,800
 20,000 SLM Corp..........................................   2,218,400

                                                           -----------
                                                            10,332,347

                                                           -----------
        HEALTH CARE -- 34.17%
 52,000 +Amgen, Inc.......................................   2,993,640
124,000 +Caremark Rx, Inc.................................   2,250,600
 41,000 +Genzyme Corp. -- General Division................   1,492,400
 37,500 +Gilead Sciences, Inc.............................   1,574,250
148,000 Health Management Associates, Inc., Class A.......   2,812,000
 46,000 Johnson & Johnson.................................   2,662,020
 84,200 Medtronic, Inc....................................   3,799,104
 51,000 +Patterson Dental Co..............................   2,342,430
 96,950 Pfizer, Inc.......................................   3,020,962
 55,300 Teva Pharmaceutical Industries ADR................   2,302,692

                                                           -----------
                                                            25,250,098

                                                           -----------
        INDUSTRIALS -- 2.90%
 45,000 Lockheed Martin Corp..............................   2,139,750

                                                           -----------
        INFORMATION TECHNOLOGY -- 23.99%
 47,000 +Affiliated Computer Services, Inc., Class A......   2,080,220
 29,000 +Electronic Arts, Inc.............................   1,700,560
 79,000 First Data Corp...................................   2,923,790
 93,600 Intel Corp........................................   1,523,808
 36,800 +Lexmark International, Inc.......................   2,463,760
167,600 Microsoft Corp....................................   4,055,920
212,800 Nokia Oyj ADR.....................................   2,981,328

                                                           -----------
                                                            17,729,386

                                                           -----------
        TOTAL COMMON STOCKS (Cost $77,959,983)............  68,586,683

                                                           -----------

Principal                                                       Value
 Amount                                                        (Note 1)
----------                                                    -----------
REPURCHASE AGREEMENT -- 6.62%
$4,893,000 #JP Morgan Chase Securities, Inc., Repurchase
            Agreement, 1.00%, dated 3/31/03, due 4/1/03,
            to be repurchased at $4,893,136 (Cost $4,893,000) $ 4,893,000

                                                              -----------

TOTAL INVESTMENTS (Cost $82,852,983*).............  99.44% $73,479,683
OTHER ASSETS AND LIABILITIES (NET)................   0.56      414,782
                                                   ------  -----------
NET ASSETS........................................ 100.00% $73,894,465
                                                   ======  ===========

--------
* Aggregate cost for Federal tax and book purposes.
+ Non-income producing security
# The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.
ADR--American Depositary Receipt


                      See Notes to Financial Statements.

Excelsior Funds Trust
Portfolio of Investments March 31, 2003
Optimum Growth Fund


                                                            Value
Shares                                                     (Note 1)
------                                                    -----------
COMMON STOCKS -- 89.97%
       CONSUMER DISCRETIONARY -- 16.92%
15,000 +Apollo Group, Inc., Class A...................... $   748,200
15,500 +Bed Bath & Beyond, Inc...........................     535,370
11,000 +Comcast Corp., Class A...........................     314,710
22,700 Harley-Davidson, Inc..............................     901,417
11,500 +Harrah's Entertainment, Inc......................     410,550
18,300 +Kohl's Corp......................................   1,035,414
 8,800 Lowe's Cos., Inc..................................     359,216
 2,000 +Mohawk Industries, Inc...........................      95,880
19,200 Wal-Mart Stores, Inc..............................     998,976
                                                          -----------
                                                            5,399,733
                                                          -----------
       CONSUMER STAPLES -- 4.14%
10,000 Altria Group, Inc.................................     299,600
10,200 Coca-Cola Co......................................     412,896
 3,400 Pepsi Bottling Group, Inc.........................      60,962
10,000 PepsiCo, Inc......................................     400,000
 5,000 Walgreen Co.......................................     147,400
                                                          -----------
                                                            1,320,858
                                                          -----------
       ENERGY -- 1.30%
 6,500 +BJ Services Co...................................     223,535
 2,700 ENSCO International, Inc..........................      68,877
 3,100 +Nabors Industries Ltd............................     123,597
                                                          -----------
                                                              416,009
                                                          -----------
       FINANCIAL -- 11.31%
12,200 AMBAC Financial Group, Inc........................     616,344
14,950 American International Group......................     739,278
21,500 Citigroup, Inc....................................     740,675
 5,000 Fannie Mae........................................     326,750
10,000 Freddie Mac.......................................     531,000
 5,900 SLM Corp..........................................     654,428
                                                          -----------
                                                            3,608,475
                                                          -----------
       HEALTH CARE -- 29.90%
 6,700 Abbott Laboratories...............................     251,987
24,800 +Amgen, Inc.......................................   1,427,736
 2,100 Cardinal Health, Inc..............................     119,637
36,500 +Caremark Rx, Inc.................................     662,475
 5,000 Eli Lilly & Co....................................     285,750
 4,300 +Forest Laboratories, Inc.........................     232,071
12,500 +Genzyme Corp. -- General Division................     455,000
11,000 +Gilead Sciences, Inc.............................     461,780
39,000 Health Management Associates, Inc., Class A.......     741,000
19,600 Johnson & Johnson.................................   1,134,252
26,910 Medtronic, Inc....................................   1,214,179
15,000 +Patterson Dental Co..............................     688,950
28,000 Pfizer, Inc.......................................     872,480
 4,800 Pharmacia Corp....................................     207,840
16,200 Teva Pharmaceutical Industries ADR................     674,568
 1,200 UnitedHealth Group, Inc...........................     110,004
                                                          -----------
                                                            9,539,709
                                                          -----------

                                                                Value
 Shares                                                        (Note 1)
----------                                                    -----------
COMMON STOCKS -- (continued)
           INDUSTRIALS -- 2.12%
     6,000 General Electric Co............................... $   153,000
    11,000 Lockheed Martin Corp..............................     523,050
                                                              -----------
                                                                  676,050
                                                              -----------
           INFORMATION TECHNOLOGY -- 24.28%
     6,000 Adobe Systems, Inc................................     184,980
    13,200 +Affiliated Computer Services, Inc., Class A......     584,232
     8,000 +Analog Devices, Inc..............................     220,000
    23,000 +Dell Computer Corp...............................     628,590
     1,500 +eBay, Inc........................................     127,935
     8,100 +Electronic Arts, Inc.............................     474,984
    20,000 First Data Corp...................................     740,200
    24,000 Intel Corp........................................     390,720
     5,700 International Business Machines Corp..............     447,051
    10,400 +Lexmark International, Inc.......................     696,280
     3,200 Maxim Integrated Products.........................     115,552
     6,500 Microchip Technology, Inc.........................     129,350
    55,000 Microsoft Corp....................................   1,331,000
    64,000 Nokia Oyj ADR.....................................     896,640
     6,200 Qualcomm, Inc.....................................     223,510
     2,900 +Symantec Corp....................................     113,564
    27,000 Texas Instruments, Inc............................     441,990
                                                              -----------
                                                                7,746,578
                                                              -----------
           TOTAL COMMON STOCKS (Cost $27,722,414)............  28,707,412
                                                              -----------

Principal
 Amount
----------
REPURCHASE AGREEMENT -- 9.13%
$2,913,000 # JP Morgan Chase Securities, Inc., Repurchase
            Agreement, 1.00%, dated 3/31/03, due 4/1/03, to
            be repurchased at $2,913,081 (Cost $2,913,000)...   2,913,000
                                                              -----------

TOTAL INVESTMENTS (Cost $30,635,414*).............  99.10% $31,620,412
OTHER ASSETS AND LIABILITIES (NET)................    0.90     288,708
                                                   ------- -----------
NET ASSETS........................................ 100.00% $31,909,120
                                                   ======= ===========

--------
* Aggregate cost for Federal tax and book purposes.
+ Non-income producing security
# The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.
ADR--American Depositary Receipt


                      See Notes to Financial Statements.

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2003
Small Cap Fund


                                                                Value
 Shares                                                        (Note 1)
---------                                                    ------------
COMMON STOCKS -- 101.60%
          CONSUMER DISCRETIONARY -- 21.62%
  140,000 +A.C. Moore Arts & Crafts, Inc.................... $  1,934,800
  180,000 Brunswick Corp....................................    3,420,000
  180,000 Ethan Allen Interiors, Inc........................    5,297,400
   60,000 Harman International Industries, Inc..............    3,514,200
  100,000 +Panera Bread Co, Class A.........................    3,049,000
  100,000 +PF Chang's China Bistro, Inc.....................    3,699,000
  300,000 +Right Management Consultants.....................    3,897,000
  180,000 Thor Industries, Inc..............................    4,505,400
  200,000 +Urban Outfitters, Inc............................    4,486,000

                                                             ------------
                                                               33,802,800

                                                             ------------
          CONSUMER STAPLES -- 2.24%
  100,000 J.M. Smucker Co...................................    3,497,000

                                                             ------------
          ENERGY -- 3.09%
  150,000 Helmerich & Payne, Inc............................    3,843,000
  275,000 +Input/Output, Inc................................      990,000

                                                             ------------
                                                                4,833,000

                                                             ------------
          FINANCIAL -- 17.30%
1,400,000 +E*TRADE Group, Inc...............................    5,894,000
  140,000 Jefferies Group, Inc..............................    5,033,000
  220,000 LaBranche & Co., Inc..............................    4,043,600
   60,000 Park National Corp................................    5,598,000
  180,000 +Philadelphia Consolidated Holding Co.............    6,480,000

                                                             ------------
                                                               27,048,600

                                                             ------------
          HEALTH CARE -- 15.23%
  150,000 Arrow International, Inc..........................    6,079,500
  120,000 +Fisher Scientific International..................    3,355,200
  320,000 +Kensey Nash Corp.................................    6,483,200
  100,000 +Pacificare Health Systems, Inc...................    2,413,000
  450,000 +Quintiles Transnational Corp.....................    5,467,500

                                                             ------------
                                                               23,798,400

                                                             ------------
          INDUSTRIALS -- 13.13%
  100,000 Florida Rock Industries, Inc......................    3,385,000
  145,000 Quanex Corp.......................................    4,596,500
  100,000 Roper Industries, Inc.............................    2,885,000
  160,000 +Simpson Manufacturing Co., Inc...................    5,408,000
  300,000 +Thomas & Betts Corp..............................    4,254,000

                                                             ------------
                                                               20,528,500

                                                             ------------

                                                              Value
Shares                                                       (Note 1)
-------                                                    ------------
COMMON STOCKS -- (continued)
        INFORMATION TECHNOLOGY -- 16.36%
343,500 +Andrew Corp...................................... $  1,868,640
500,000 +Commscope, Inc...................................    3,750,000
200,000 +Comverse Technology, Inc.........................    2,262,000
600,000 +Dendrite International, Inc......................    5,100,000
 75,000 +Flir Systems, Inc................................    3,555,000
350,000 +Forrester Research, Inc..........................    4,949,000
500,000 +Keane, Inc.......................................    4,090,000

                                                           ------------
                                                             25,574,640

                                                           ------------
        TECHNOLOGY -- 9.12%
300,000 +Plantronics, Inc.................................    4,383,000
150,000 +RF Micro Devices, Inc............................      900,000
300,000 +Technitrol, Inc..................................    4,392,000
450,000 +Vishay Intertechnology, Inc......................    4,581,000

                                                           ------------
                                                             14,256,000

                                                           ------------
        UTILITIES -- 3.51%
250,000 Philadelphia Suburban Corp........................    5,487,500

                                                           ------------
        TOTAL COMMON STOCKS (Cost $179,769,334)...........  158,826,440

                                                           ------------

TOTAL INVESTMENTS (Cost $179,769,334*)............ 101.60% $158,826,440
OTHER ASSETS AND LIABILITIES (NET)................  (1.60)   (2,502,455)
                                                   ------  ------------
NET ASSETS........................................ 100.00% $156,323,985
                                                   ======  ============

--------
* For Federal tax purposes, the tax basis of investments aggregates
  $179,851,116.
+ Non-income producing security

                      See Notes to Financial Statements.

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2003
Value and Restructuring Fund


                                                                 Value
 Shares                                                         (Note 1)
---------                                                    --------------
COMMON STOCKS -- 97.62%
          CONSUMER DISCRETIONARY -- 20.20%
1,400,000 Black & Decker Corp............................... $   48,804,000
1,000,000 Centex Corp.......................................     54,360,000
  800,000 Harman International Industries, Inc..............     46,856,000
2,912,000 +Liberty Media Corp., Class A.....................     28,333,760
1,600,000 TJX Cos., Inc.....................................     28,160,000
2,200,000 +United Rentals, Inc..............................     21,164,000
  600,000 +Viacom, Inc., Class B............................     21,912,000
5,555,556 +XM Satellite Radio Holdings, Inc.................     32,500,003
1,000,000 +Zale Corp........................................     32,740,000
                                                             --------------
                                                                314,829,763
                                                             --------------
          CONSUMER STAPLES -- 11.53%
  800,000 Avon Products, Inc................................     45,640,000
1,150,000 Conagra Foods, Inc................................     23,092,000
1,300,000 +Dean Foods Co....................................     55,783,000
1,400,000 Kraft Foods, Inc., Class A........................     39,480,000
  850,000 Loews Corp. -- Carolina Group.....................     15,725,000
                                                             --------------
                                                                179,720,000
                                                             --------------
          ENERGY -- 7.03%
  500,000 Burlington Resources, Inc.........................     23,855,000
  550,000 ConocoPhillips....................................     29,480,000
  650,000 Noble Energy, Inc.................................     22,288,500
1,700,000 Ocean Energy, Inc.................................     34,000,000
                                                             --------------
                                                                109,623,500
                                                             --------------
          FINANCIAL -- 21.17%
1,100,000 Amvescap plc ADR..................................     10,054,000
  700,000 CIT Group, Inc....................................     11,802,000
1,024,996 Citigroup, Inc....................................     35,311,112
  210,000 First Niagara Financial Group, Inc................      2,457,000
1,000,000 JP Morgan Chase & Co..............................     23,710,000
  550,000 Lehman Brothers Holdings, Inc.....................     31,762,500
  650,000 Loews Corp........................................     25,896,000
1,650,000 MCG Capital Corp..................................     16,335,000
  800,000 Mellon Financial Corp.............................     17,008,000
1,025,000 Metlife, Inc......................................     27,039,500
  570,000 Morgan Stanley....................................     21,859,500
  650,000 PNC Financial Services Group, Inc.................     27,547,000
  200,000 SLM Corp..........................................     22,184,000
1,225,000 Travelers Property Casualty Corp., Class A........     17,260,250
  525,000 Washington Mutual, Inc............................     18,516,750
  300,000 XL Capital Ltd., Class A..........................     21,234,000
                                                             --------------
                                                                329,976,612
                                                             --------------
          HEALTH CARE -- 3.87%
  250,000 AmerisourceBergen Corp............................     13,125,000
  300,000 Baxter International, Inc.........................      5,592,000
  900,000 Bristol-Myers Squibb Co...........................     19,017,000
  600,000 Wyeth.............................................     22,692,000
                                                             --------------
                                                                 60,426,000
                                                             --------------
          INDUSTRIALS -- 13.19%
1,700,000 +Cendant Corp.....................................     21,590,000
  825,000 Deluxe Corp.......................................     33,107,250
1,000,000 Koninklijke Philips Electronics N.V. (NY Shares)..     15,590,000

                                                                 Value
 Shares                                                         (Note 1)
---------                                                    --------------
COMMON STOCKS -- (continued)
          INDUSTRIALS -- (continued)
1,075,000 Ryder System, Inc................................. $   22,048,250
1,175,000 Tyco International Ltd............................     15,110,500
  975,000 Union Pacific Corp................................     53,625,000
  400,000 United Technologies Corp..........................     23,112,000
1,000,000 Viad Corp.........................................     21,440,000
                                                             --------------
                                                                205,623,000
                                                             --------------
          INFORMATION TECHNOLOGY -- 7.72%
1,500,000 Harris Corp.......................................     41,655,000
  215,000 International Business Machines Corp..............     16,862,450
1,100,000 Nokia Oyj ADR.....................................     15,411,000
1,150,000 +Plantronics, Inc.................................     16,801,500
  350,000 Qualcomm, Inc.....................................     12,617,500
1,300,000 Texas Instruments, Inc............................     21,281,000
1,350,000 +Unisys Corp......................................     12,501,000
1,400,000 +Vishay Intertechnology, Inc......................     14,252,000
                                                             --------------
                                                                151,381,450
                                                             --------------
          RAW/INTERMEDIATE MATERIALS -- 6.34%
  375,000 Alcoa, Inc........................................      7,267,500
  825,000 Cambrex Corp......................................     19,816,500
1,250,000 Georgia-Pacific Corp..............................     17,375,000
  900,000 Lafarge North America, Inc........................     26,145,000
  625,000 PPG Industries, Inc...............................     28,175,000
                                                             --------------
                                                                 98,779,000
                                                             --------------
          REAL ESTATE -- 0.89%
2,000,000 +Host Marriott Corp...............................     13,840,000
                                                             --------------
          TELECOMMUNICATION -- 1.20%
1,400,000 +Nextel Communications, Inc., Class A.............     18,732,000
                                                             --------------
          UTILITIES -- 2.49%
  900,000 Duke Energy Corp..................................     13,086,000
  700,000 Public Service Enterprise Group, Inc..............     25,683,000
                                                             --------------
                                                                 38,769,000
                                                             --------------
          TOTAL COMMON STOCKS (Cost $1,614,372,071).........  1,521,700,325
                                                             --------------
CONVERTIBLE PREFERRED STOCKS -- 1.41%
          CONSUMER DISCRETIONARY -- 1.14%
  995,000 +Adelphia Communications, Preferred Exchange,
           7.50%............................................        147,260
  492,500 Ford Capital Trust II, Preferred Exchange, 6.50%..     17,552,700
                                                             --------------
                                                                 17,699,960
                                                             --------------
          HEALTH CARE -- 0.27%
  110,000 +Baxter International, Inc., Preferred Exchange,
           7.00%............................................      4,236,100
                                                             --------------
          TOTAL CONVERTIBLE PREFERRED STOCKS
           (Cost $40,517,751)...............................     21,936,060
                                                             --------------


                      See Notes to Financial Statements.

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2003
Value and Restructuring Fund -- (continued)


Principal                                                         Value
 Amount                                                          (Note 1)
----------                                                    --------------
CONVERTIBLE BONDS -- 0.84%
           INDUSTRIALS -- 0.17%
$3,000,000 ++Tyco International Group, Convertible to
            45.9821 Shares, 3.13%, 01/15/23.................. $    2,670,000
                                                              --------------
           UTILITIES -- 0.67%
   450,000 @Centerpoint Energy, Inc., Convertible to 1.4250
            Shares, 2.00%, 09/15/29..........................     10,454,850
                                                              --------------
           TOTAL CONVERTIBLE BONDS (Cost $13,218,621)........     13,124,850
                                                              --------------
REPURCHASE AGREEMENT -- 0.03%
   437,000 #JP Morgan Chase Securities, Inc., Repurchase
            Agreement, 1.00%, dated 3/31/03, due 4/1/03, to
            be repurchased at $437,012 (Cost $437,000).......        437,000
                                                              --------------

TOTAL INVESTMENTS (Cost $1,668,545,443*).......... 99.90% $1,557,198,235
                                                   -----  --------------

                                                                Value
Contracts                                                      (Note 1)
---------                                                    ------------
CALL OPTIONS WRITTEN -- (0.06)%
 (1,000)  +Harman International Industries, Inc. Expires
           5/19/03 strike price 65.......................... $   (75,000)
 (2,150)  +International Business Machines Corp. Expires
           4/22/03 strike price 80..........................    (419,250)
 (1,550)  +Koninklijke Philips Electronics N.V. (NY Shares)
           Expires 7/21/03 strike price 20..................    (100,750)
 (2,750)  +Lehman Brothers Holdings, Inc. Expires 5/19/03
           strike price 65..................................    (151,250)
 (3,500)  +Qualcomm, Inc. Expires 4/22/03 strike prices 40..    (105,000)
 (2,000)  +SLM Corp. Expires 4/22/03 strike price 115.......    (160,000)
                                                             ------------
TOTAL CALL OPTIONS WRITTEN
 (Premium received, ($2,376,579))...........................  (1,011,250)

OTHER ASSETS AND LIABILITIES (NET)................   0.16%      2,533,521
                                                   ------  --------------
NET ASSETS........................................ 100.00% $1,558,720,506
                                                   ======  ==============

--------
* For Federal tax purposes, the tax basis of investments aggregates $1,669,325,798.
+  Non-income producing security
++ Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration normally to qualified institutional buyers. At March 31, 2003, this security amounted to $2,670,000 or 0.17% of net assets.
# The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.
@ Variable Rate Security -- the rate reported is the rate in effect as of March 31, 2003.
ADR--American Depositary Receipt
plc--public limited company


                      See Notes to Financial Statements.

Excelsior Funds Trust
Portfolio of Investments March 31, 2003
Mid Cap Value Fund



                                                              Value
Shares                                                       (Note 1)
-------                                                    -------------
COMMON STOCKS -- 95.32%
        CONSUMER DISCRETIONARY -- 23.69%
150,000 +Best Buy Co., Inc................................ $   4,045,500
110,000 Black & Decker Corp...............................     3,834,600
 60,000 Centex Corp.......................................     3,261,600
 85,000 Polaris Industries, Inc...........................     4,226,200
110,000 Sherwin-Williams Co...............................     2,907,300
200,000 TJX Cos., Inc.....................................     3,520,000
450,000 +United Rentals, Inc..............................     4,329,000
115,000 +Zale Corp........................................     3,765,100

                                                           -------------
                                                              29,889,300

                                                           -------------
        CONSUMER STAPLES -- 3.06%
 90,000 +Dean Foods Co....................................     3,861,900

                                                           -------------
        ENERGY -- 8.34%
 70,000 Devon Energy Corp.................................     3,375,400
125,000 Occidental Petroleum Corp.........................     3,745,000
170,000 Ocean Energy, Inc.................................     3,400,000

                                                           -------------
                                                              10,520,400

                                                           -------------
        FINANCIAL -- 10.37%
145,000 Ace Ltd...........................................     4,197,750
 40,000 First Niagara Financial Group, Inc................       468,000
110,000 +Investment Technology Group, Inc.................     1,536,700
 70,000 Lehman Brothers Holdings, Inc.....................     4,042,500
205,000 Sovereign Bancorp, Inc............................     2,839,250

                                                           -------------
                                                              13,084,200

                                                           -------------
        HEALTH CARE -- 4.42%
310,000 +Human Genome Sciences, Inc.......................     2,656,700
175,000 +Tenet Healthcare Corp............................     2,922,500

                                                           -------------
                                                               5,579,200

                                                           -------------
        INDUSTRIALS -- 14.84%
290,000 +Cendant Corp.....................................     3,683,000
160,000 Lincoln Electric Holdings, Inc....................     2,889,600
150,000 +Mueller Industries, Inc..........................     3,745,500
300,000 Onex Corp.........................................     2,835,000
220,000 Pittston Brink's Group............................     3,049,200
120,000 York International Corp...........................     2,520,000

                                                           -------------
                                                              18,722,300

                                                           -------------
        INFORMATION TECHNOLOGY -- 10.84%
310,000 +Comverse Technology, Inc.........................     3,506,100
120,000 Harris Corp.......................................     3,332,400
105,000 +National Semiconductor Corp......................     1,789,200
120,000 +Storage Technology Corp..........................     2,426,400
305,000 Symbol Technologies, Inc..........................     2,626,050

                                                           -------------
                                                              13,680,150

                                                           -------------

                                                                 Value
 Shares                                                         (Note 1)
----------                                                    ------------
COMMON STOCKS -- (continued)
           RAW/INTERMEDIATE MATERIALS -- 7.16%
   220,000 Aracruz Celulose S.A. ADR......................... $  4,402,200
   210,000 Georgia-Pacific Corp..............................    2,919,000
   170,000 +Shaw Group, Inc..................................    1,708,500

                                                              ------------
                                                                 9,029,700

                                                              ------------
           REAL ESTATE -- 2.59%
   120,000 St. Joe Co........................................    3,264,000

                                                              ------------
           TECHNOLOGY -- 2.10%
   260,000 +Vishay Intertechnology, Inc......................    2,646,800

                                                              ------------
           TELECOMMUNICATION -- 2.67%
   225,000 +IDT Corp.........................................    3,370,500

                                                              ------------
           UTILITIES -- 5.24%
   425,000 El Paso Corp......................................    2,571,250
   110,000 Public Service Enterprise Group, Inc..............    4,035,900

                                                              ------------
                                                                 6,607,150

                                                              ------------
           TOTAL COMMON STOCKS (Cost $131,621,373)...........  120,255,600

                                                              ------------
CONVERTIBLE PREFERRED STOCK -- 0.74%
           ENERGY -- 0.74%
   100,000 Williams Cos., Inc., Preferred
            Exchange, 9.00% (Cost $523,940)..................      933,000

                                                              ------------

Principal
 Amount
----------
REPURCHASE AGREEMENT -- 5.90%
$7,449,000 #JP Morgan Chase Securities, Inc., Repurchase
            Agreement, 1.00%, dated 3/31/03, due 4/1/03, to
            be repurchased at $7,449,207 (Cost $7,449,000)...    7,449,000

                                                              ------------

TOTAL INVESTMENTS (Cost $139,594,313*)............ 101.96% $128,637,600
OTHER ASSETS AND LIABILITIES (NET)................  (1.96)   (2,474,633)
                                                   ------  ------------
NET ASSETS........................................ 100.00% $126,162,967
                                                   ======  ============

--------
* Aggregate cost for Federal tax and book purposes.
+ Non-income producing security
# The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.
ADR--American Depositary Receipt


                      See Notes to Financial Statements.

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2003
Energy and Natural Resources Fund


                                                             Value
Shares                                                      (Note 1)
-------                                                    -----------
COMMON STOCKS -- 98.73%
        ENERGY -- 61.69%
 52,500 Apache Corp....................................... $ 3,241,350
 40,000 +BJ Services Co...................................   1,375,600
106,140 BP plc ADR........................................   4,095,943
 40,000 Burlington Resources, Inc.........................   1,908,400
 35,000 +Cooper Cameron Corp..............................   1,732,850
 80,000 GlobalSantaFe Corp................................   1,652,000
350,000 +Grey Wolf, Inc...................................   1,379,000
 50,000 Murphy Oil Corp...................................   2,208,500
 25,000 +Nabors Industries Ltd............................     996,750
161,630 Ocean Energy, Inc.................................   3,232,600
 50,000 +Patterson-UTI Energy, Inc........................   1,615,000
175,000 +Petroquest Energy, Inc...........................     262,500
 75,000 +Pioneer Natural Resources Co.....................   1,882,500
 55,000 +Precision Drilling Corp..........................   1,835,350
100,000 +Premcor, Inc.....................................   2,569,000
 59,000 Royal Dutch Petroleum Co. (NY Shares).............   2,404,250
 49,000 Schlumberger Ltd..................................   1,862,490
 45,000 +Smith International, Inc.........................   1,585,350
191,000 +Southwestern Energy Co...........................   2,502,100
150,000 Suncor Energy, Inc................................   2,620,500
100,000 Sunoco, Inc.......................................   3,657,000
300,000 +Tesoro Petroleum Corp............................   2,220,000
 30,000 TotalFinaElf S.A. ADR.............................   1,898,100
 75,000 +Ultra Petroleum Corp.............................     662,250
 90,000 +W-H Energy Services, Inc.........................   1,540,800
175,000 +Westport Resources Corp..........................   3,526,250
135,000 XTO Energy, Inc...................................   2,565,000
                                                           -----------
                                                            57,031,433
                                                           -----------
        INDUSTRIALS -- 4.81%
 80,000 Cemex S.A. de C.V. ADR............................   1,395,200
200,000 +Hanover Compressor Co............................   1,300,000
200,000 +Willbros Group, Inc..............................   1,748,000
                                                           -----------
                                                             4,443,200
                                                           -----------
        RAW/INTERMEDIATE MATERIALS -- 21.65%
100,000 Aracruz Celulose S.A. ADR.........................   2,001,000
165,000 Arch Coal, Inc....................................   3,136,650
120,000 Barrick Gold Corp.................................   1,867,200
 50,000 E.I. Dupont de Nemours & Co.......................   1,943,000
175,000 +Freeport-McMoRan Copper & Gold, Inc., Class B....   2,983,750
 85,000 Newmont Mining Corp. Holding Co...................   2,222,750

                                                                Value
 Shares                                                        (Note 1)
----------                                                    -----------
COMMON STOCKS -- (continued)
           RAW/INTERMEDIATE MATERIALS -- (continued)
    30,000 Rio Tinto plc ADR................................. $ 2,271,000
   100,000 Sappi Ltd. ADR....................................   1,193,000
    50,000 Weyerhaeuser Co...................................   2,391,500
                                                              -----------
                                                               20,009,850
                                                              -----------
           REAL ESTATE -- 3.24%
   110,000 St. Joe Co........................................   2,992,000
                                                              -----------
           TRANSPORTATION -- 3.03%
   100,000 +Stelmar Shipping Ltd.............................   1,501,000
   100,000 +Tsakos Energy Navigation Ltd.....................   1,300,000
                                                              -----------
                                                                2,801,000
                                                              -----------
           UTILITIES -- 4.31%
    25,000 Dominion Resources, Inc...........................   1,384,250
    80,000 Western Gas Resources, Inc........................   2,604,000
                                                              -----------
                                                                3,988,250
                                                              -----------
           TOTAL COMMON STOCKS (Cost $90,234,952)............  91,265,733
                                                              -----------
Principal
 Amount
----------
REPURCHASE AGREEMENT -- 1.17%
$1,086,000 #JP Morgan Chase Securities, Inc., Repurchase
            Agreement, 1.00%, dated 3/31/03, due 4/1/03, to
            be repurchased at $1,086,030 (Cost $1,086,000)...   1,086,000
                                                              -----------

TOTAL INVESTMENTS (Cost $91,320,952*).............  99.90% $92,351,733
OTHER ASSETS AND LIABILITIES (NET)................   0.10       88,671
                                                   ------  -----------
NET ASSETS........................................ 100.00% $92,440,404
                                                   ======  ===========

--------
* For Federal tax purposes, the tax basis of investments aggregates $91,324,038. + Non-income producing security
# The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.
ADR--American Depositary Receipt
plc--public limited company


                      See Notes to Financial Statements.

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2003
Real Estate Fund


                                                             Value
Shares                                                      (Note 1)
-------                                                    -----------
COMMON STOCKS -- 92.97%
        REAL ESTATE -- 90.17%
 95,000 AMB Property Corp................................. $ 2,683,750
 65,000 Apartment Investment & Management Co., Class A....   2,371,200
 38,684 AvalonBay Communities, Inc........................   1,427,440
 90,000 Bedford Property Investors........................   2,352,600
 90,000 Boston Properties, Inc............................   3,411,000
 70,000 Brandywine Realty Trust...........................   1,540,000
 85,000 Camden Property Trust.............................   2,754,000
140,000 +Catellus Development Corp........................   2,940,000
105,000 Cousins Properties, Inc...........................   2,714,250
115,000 Duke Realty Corp..................................   3,102,700
174,620 Equity Office Properties Trust....................   4,444,079
116,720 Equity Residential................................   2,809,450
 18,000 Forest City Enterprises, Inc., Class A............     626,040
 55,000 General Growth Properties, Inc....................   2,967,250
 80,000 Healthcare Realty Trust, Inc......................   1,953,600
107,500 Heritage Property Investment Trust................   2,692,875
 55,000 Home Properties of New York, Inc..................   1,826,000
 75,000 Hospitality Properties Trust......................   2,291,250
268,800 +Host Marriott Corp...............................   1,860,096
 87,500 Kimco Realty Corp.................................   3,073,000
 75,000 Liberty Property Trust............................   2,347,500
 50,000 Pan Pacific Retail Properties, Inc................   1,892,500
 80,000 Prentiss Properties Trust.........................   2,168,000
105,000 Prologis..........................................   2,658,600
 81,200 Public Storage, Inc...............................   2,460,360
 80,000 Simon Property Group, Inc.........................   2,866,400
  4,486 Trizec Canada, Inc................................      34,632
235,513 Trizec Properties, Inc............................   2,001,860
 67,000 Vornado Realty Trust..............................   2,398,600
 74,250 Weingarten Realty Investors.......................   2,903,918

                                                           -----------
                                                            71,572,950

                                                           -----------
        TRANSPORTATION -- 2.80%
 90,000 Alexander & Baldwin, Inc..........................   2,225,700

                                                           -----------
        TOTAL COMMON STOCKS (Cost $71,289,323)............  73,798,650

                                                           -----------

Principal                                                       Value
 Amount                                                        (Note 1)
----------                                                    -----------
REPURCHASE AGREEMENT -- 7.60%
$6,031,000 #JP Morgan Chase Securities, Inc., Repurchase
            Agreement, 1.00%, dated 3/31/03, due 4/1/03, to
            be repurchased at $6,031,168 (Cost $6,031,000)... $ 6,031,000

                                                              -----------

TOTAL INVESTMENTS (Cost $77,320,323*)............. 100.57% $79,829,650
OTHER ASSETS AND LIABILITIES (NET)................  (0.57)    (455,513)
                                                   ------  -----------
NET ASSETS........................................ 100.00% $79,374,137
                                                   ======  ===========

--------
* For Federal tax purposes, the tax basis of investments aggregate $77,349,708. + Non-income producing security
# The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.


                      See Notes to Financial Statements.

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2003
Biotechnology Fund


                                                             Value
Shares                                                      (Note 1)
-------                                                    -----------
COMMON STOCKS -- 92.45%
        HEALTH CARE -- 92.45%
 22,000 Abbott Laboratories............................... $   827,420
 62,000 +Alexion Pharmaceuticals, Inc.....................     754,540
 65,900 +Alkermes, Inc....................................     594,418
111,400 +Allos Therapeutics, Inc..........................     441,144
 38,500 +Amgen, Inc.......................................   2,216,445
 31,200 Applied Biosystems Group -- Applera Corp..........     493,896
 56,000 +Celera Genomics Group -- Applera Corp............     482,720
 19,500 +Cephalon, Inc....................................     778,245
 30,000 +Charles River Laboratories International, Inc....     765,600
 46,100 +CV Therapeutics, Inc.............................     830,722
 76,100 +Exelixis, Inc....................................     498,455
 25,000 +Genentech, Inc...................................     875,250
 44,900 +Gilead Sciences, Inc.............................   1,884,902
 80,900 +Human Genome Sciences, Inc.......................     693,313
 50,000 +Icos Corp........................................     931,500
 24,000 +InterMune, Inc...................................     511,440
220,000 +Lexicon Genetics, Inc............................     875,600
 40,000 +Medimmune, Inc...................................   1,314,800
 30,000 +Neurocrine Biosciences, Inc......................   1,249,500
 48,400 +NPS Pharmaceuticals, Inc.........................     745,360
 43,000 +OSI Pharmaceuticals, Inc.........................     688,000
 26,000 Pfizer, Inc.......................................     810,160
 37,300 +Serono S.A. ADR..................................     449,465
 54,500 +Vertex Pharmaceuticals, Inc......................     604,405

                                                           -----------
                                                            20,317,300

                                                           -----------
        TOTAL COMMON STOCKS (Cost $34,588,043)............  20,317,300

                                                           -----------

Principal                                                       Value
 Amount                                                        (Note 1)
----------                                                    -----------
REPURCHASE AGREEMENT -- 7.84%
$1,723,000 #JP Morgan Chase Securities, Inc., Repurchase
            Agreement, 1.00%, dated 3/31/03, due 4/1/03,
            to be repurchased at $1,723,048 (Cost $1,723,000) $ 1,723,000

                                                              -----------

TOTAL INVESTMENTS (Cost $36,311,043*)............. 100.29% $22,040,300
OTHER ASSETS AND LIABILITIES (NET)................  (0.29)     (63,565)
                                                   ------  -----------
NET ASSETS........................................ 100.00% $21,976,735
                                                   ======  ===========

--------
* Aggregate cost for Federal tax and book purposes.
+ Non-income producing security
# The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.
ADR--American Depositary Receipt


                      See Notes to Financial Statements.

                                EXCELSIOR FUNDS

                         NOTES TO FINANCIAL STATEMENTS

1.  Significant Accounting Policies

   Excelsior Funds, Inc. ("Excelsior Fund") was incorporated under the laws of the State of Maryland on August 2, 1984. Excelsior Funds Trust (the "Trust"), formerly Excelsior Institutional Trust, is a statutory trust organized under the laws of the State of Delaware on May 11, 1994. Excelsior Fund and the Trust are registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as open-ended diversified management investment companies with the exception of Energy and Natural Resources Fund, Real Estate Fund and Biotechnology Fund, each of which is non-diversified.

   Excelsior Fund and the Trust currently offer shares in seventeen and seven managed investment portfolios, respectively, each having its own investment objectives and policies. The following is a summary of significant accounting policies for Blended Equity Fund, Large Cap Growth Fund, Small Cap Fund, Value and Restructuring Fund, Energy and Natural Resources Fund, Real Estate Fund and Biotechnology Fund, Portfolios of Excelsior Fund and Optimum Growth Fund and Mid Cap Value Fund, Portfolios of the Trust (the "Portfolios"). Such policies are in conformity with accounting principles generally accepted in the United States of America and are consistently followed by Excelsior Fund and the Trust in the preparation of their financial statements. Accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

   The Optimum Growth Fund and Mid Cap Value Fund offer two classes of shares:
Shares and Institutional Shares. The Financial Highlights of the Institutional Shares as well as the financial statements for the remaining portfolios of Excelsior Fund, the Trust and Excelsior Tax-Exempt Funds, Inc. ("Excelsior Tax-Exempt Fund") are presented separately.

   (a) Portfolio valuation:

      Investments in securities that are traded on a recognized domestic stock exchange are valued at the last sale price on the exchange on which such securities are primarily traded or at the last sale price on a national securities market. Securities traded over-the-counter are valued each business day on the basis of closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices (as calculated by an independent pricing service (the "Service") based upon its evaluation of the market for such securities) when, in the judgment of the Service, quoted bid and asked prices for securities are readily available and are representative of the market. Bid price is used when no asked price is available. Investments in securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value is so established is likely to have changed such value, then a fair value of those securities will be determined by consideration of other factors under the direction of the Board of Directors with regard to Excelsior Fund or the Board of Trustees with regard to the Trust. A security which is traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market on which the security is traded.

      All other foreign securities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with policies established by the Board of Directors with regard to Excelsior Fund or the Board of Trustees with regard to the Trust. Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing upon the respective dates of such transactions. The Portfolios do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities. The Portfolios report gains and losses on foreign currency related transactions as realized and unrealized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income or loss for Federal income tax purposes.

      Securities for which market quotations are not readily available are valued at fair value pursuant to guidelines adopted by the Board of Directors with regard to Excelsior Fund or the Board of Trustees with regard to the Trust. Short-term debt instruments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

      Forward foreign currency exchange contracts: The Portfolios' participation in forward foreign currency exchange contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of a Portfolio generally arising in connection with the purchase or sale of its portfolio securities. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risk may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Contracts are marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. Realized gains or losses arising from such transactions are included in net realized gains or losses from foreign currency transactions.

   Covered Call Options Written

      The Value and Restructuring, Energy and Natural Resources, Real Estate, Small Cap, Large Cap Growth, Technology and Biotechnology Funds may engage in writing covered call options. By writing a covered call option, a Portfolio forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit, and it will not be able to sell the underlying security until the option expires or is exercised or the Portfolio effects a closing purchase transaction by purchasing an option of the same series.

      When a Portfolio writes an option, an amount equal to the net premium (the premium less the commission) received by that Portfolio is included in the liability section of that Portfolio's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date, or if the Portfolio involved enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the deferred credit related to such option will be eliminated. If an option is exercised, the Portfolio involved may deliver the underlying security from its portfolio or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Portfolio involved will realize a gain or loss. Premiums from expired call options written by the Portfolio and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

      There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period. A Portfolio will write an option on a particular security only if the Adviser believes that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Portfolio to make a closing purchase transaction in order to close out its position.

      During the year ended March 31, 2003 the Value and Restructuring Fund had the following options written transactions:

                                                       Number of
                                                       Contracts   Premiums
   Written Option Transactions                         --------- -----------
   Options outstanding, beginning of year.............       --           --
   Options written....................................  (27,350) $(5,899,197)
   Options exercised..................................      550       64,223
   Options terminated in closing purchase transactions   13,850    3,458,395
                                                        -------  -----------
   Options outstanding, end of year...................  (12,950) $(2,376,579)
                                                        =======  ===========

   (b) Security transactions and investment income:

      Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization of premiums and, when appropriate, discounts on investments, is earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Portfolios are informed of the dividend.

   (c) Concentration of risks:

      The Energy and Natural Resources Fund, Real Estate Fund and Biotechnology Fund may each concentrate their investments in issuers conducting business in the same industry. To the extent that they do so, each Portfolio may be subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry.

   (d) Repurchase agreements:

      The Portfolios may purchase portfolio securities from financial institutions deemed to be creditworthy by the investment adviser subject to the seller's agreement to repurchase and the Portfolios' agreement to resell such securities at mutually agreed upon prices. Securities purchased subject to such repurchase agreements are deposited with the Portfolios' custodian or sub-custodian or are maintained in the Federal Reserve/Treasury book-entry system and must have, at all times, an aggregate market value not less than the repurchase price (including accrued interest).

      If the value of the underlying securities fall below the value of the repurchase price, the Portfolios will require the seller to deposit additional collateral by the next business day. Default or bankruptcy of the seller may, however, expose the applicable Portfolio to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement.

   (e) Dividends and distributions to shareholders:

      Dividends equal to all or substantially all of each Portfolio's net investment income are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders at least annually, but the Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. Dividends and distributions are recorded on the ex-dividend date.

   (f) Expense allocation:

      Expenses incurred by Excelsior Fund and the Trust with respect to any two or more of their respective Portfolios are allocated in proportion to the average net assets of each of their respective Portfolios, except where allocations of direct expenses to each Portfolio can otherwise be fairly made. Expenses directly attributable to a Portfolio are charged to that Portfolio and expenses directly attributable to a particular class of shares in a Portfolio are charged to such class.

2. Investment Advisory Fee, Administration Fee, Distribution Expenses, Shareholder Servicing Fees and Related Party Transactions

   United States Trust Company of New York ("U.S. Trust NY") and U.S. Trust Company (collectively with U.S. Trust NY, "U.S. Trust") serve as the investment adviser to the Portfolios. For the services provided pursuant to the Investment Advisory Agreements, U.S. Trust is entitled to receive a fee, computed daily and paid monthly, at the annual rates of 0.75% of average daily net assets of the first $1 billion of assets, 0.70% of the next $500 million of average daily net assets, and 0.65% of average daily net assets over $1.5 billion of the Blended Equity Fund; 0.75% of the average daily net assets of the Large Cap Growth Fund; 0.60% of the average daily net assets of the Small Cap Fund, Value and Restructuring Fund and Energy and Natural Resources Fund; 1.00% of the average daily net assets of the Real Estate Fund and Biotechnology Fund; and 0.65% of the average daily net assets of the Optimum Growth Fund and Mid Cap Value Fund. U.S. Trust NY is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company is a Connecticut state bank and trust company. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company. U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation ("Schwab").

   U.S. Trust Company, SEI Investments Global Funds Services (formerly SEI Investments Mutual Funds Services) and Federated Services Company ("FSC") (collectively, the "Administrators") provide administrative services to Excelsior Fund and the Trust. For the services provided to the Portfolios, the Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Fund, Excelsior Tax-Exempt Fund and the Trust (excluding the international equity portfolios of Excelsior Fund and the Trust), all of which are affiliated investment companies, as follows: 0.200% of the first $200 million, 0.175% of the next $200 million, and 0.150% over $400 million. Administration fees payable by each Portfolio of the three investment companies are determined in proportion to the relative average daily net assets of the respective Portfolios for the period paid. Until further notice to the Portfolios, U.S. Trust Company has voluntarily agreed to waive its portion of the administration fee in an amount equal to an annual rate of 0.04% of the average daily net assets of each Portfolio. For the year ended March 31, 2003, administration fees charged by U.S. Trust Company, net of waivers, were as follows:

                  Blended Equity Fund.............. $  299,242
                  Large Cap Growth Fund............     73,856
                  Optimum Growth Fund..............        618
                  Small Cap Fund...................    139,171
                  Value and Restructuring Fund.....  1,363,113
                  Mid Cap Value Fund...............     84,619
                  Energy and Natural Resources Fund     70,937
                  Real Estate Fund.................     65,631
                  Biotechnology Fund...............     20,764

   From time to time, as they may deem appropriate in their sole discretion, U.S. Trust and the Administrators may undertake to waive a portion or all of the fees payable to them and also may reimburse the Portfolios for a portion of other expenses. For the year ended March 31, 2003, and until further notice, U.S. Trust has contractually agreed to waive investment advisory fees and to reimburse other ordinary operating expenses to the extent necessary to keep total operating expenses from exceeding the following annual percentages of each Portfolio's average daily net assets: 1.05% for Blended Equity Fund, Large Cap Growth Fund, Small Cap Fund and Shares of Optimum Growth Fund; 0.99% of Value and Restructuring Fund and Shares of Mid Cap Value Fund (1.05% prior to August 1, 2002); 1.20% for Real Estate Fund; 1.25% for Energy and Natural Resources Fund and Biotechnology Fund; 0.80% for Institutional Shares of Optimum Growth Fund; and 0.74% for Institutional Shares of Mid Cap Value Fund (0.80% prior to August 1, 2002).

   For the year ended March 31, 2003, pursuant to the above, U.S. Trust waived investment advisory fees as follows:

                   Blended Equity Fund.............. $108,957
                   Large Cap Growth Fund............   54,327
                   Optimum Growth Fund..............   17,336
                   Small Cap Fund...................   35,684
                   Value and Restructuring Fund.....  509,016
                   Mid Cap Value Fund...............   25,206
                   Energy and Natural Resources Fund  127,388

   Excelsior Fund and the Trust have entered into shareholder servicing agreements with various service organizations (which may include U.S. Trust and its affiliates) requiring them to provide administrative support services to their customers owning shares of the Portfolios. As a consideration for the administrative services provided by each service organization to its customers, each Portfolio will pay the service organization a shareholder servicing fee at the annual rate of up to 0.40% of the average daily net asset value of its shares held by the service organizations' customers. Such services may include assisting in processing purchase, exchange and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements.

   Shareholder servicing fees paid to affiliates of U.S. Trust amounted to $2,139,370 for the year ended March 31, 2003. U.S. Trust has voluntarily agreed to waive investment advisory and administration fees payable by each single class Portfolio in an amount equal to the shareholder servicing fees paid to subsidiaries of U.S. Trust Corporation. With regard to multi-class Portfolios, U.S. Trust receives shareholder servicing fees at the annual rate of up to 0.25% of the average daily net asset value of each multi-class Portfolio's Shares class for which it provides shareholder servicing. For the year ended March 31, 2003, U.S. Trust waived investment advisory and administration fees in amounts equal to the shareholder servicing fees for the Portfolios as follows:

                  Blended Equity Fund.............. $  430,449
                  Large Cap Growth Fund............     80,661
                  Optimum Growth Fund..............      3,443
                  Small Cap Fund...................    283,952
                  Value and Restructuring Fund.....  1,209,724
                  Mid Cap Value Fund...............     99,558
                  Energy and Natural Resources Fund     20,745
                  Real Estate Fund.................     10,838

   Edgewood Services, Inc. (the "Distributor"), a wholly-owned subsidiary of Federated Investors, Inc., serves as the distributor of Excelsior Fund and the Trust. Shares of each Portfolio are sold without a sales charge on a continuous basis by the Distributor.

   The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, under which the Shares of Optimum Growth Fund and Mid Cap Value Fund may compensate the Distributor monthly for its services which are intended to result in the sale of Portfolio Shares, in an amount not to exceed the annual rate of 0.25% of the average daily net asset value of each Portfolio's outstanding shares. Until further notice, the Trust has voluntarily agreed to stop charging fees under the Distribution Plan.

   Boston Financial Data Services, Inc. ("BFDS") serves as transfer agent to the Portfolios.

   Each Independent Director of Excelsior Fund receives an annual fee of $15,000, plus a meeting fee of $2,500 for each meeting attended, and is reimbursed for expenses incurred for attending meetings. The Chairman receives an additional annual fee of $7,500. Each member of the Nominating Committee receives an annual fee of $2,000 for services in connection with this committee, plus a meeting fee of $1,000 for each meeting attended. Independent Trustees of the Trust receive an annual fee of $6,000, plus a meeting fee of $1,000 for each meeting attended. The Chairman receives an additional fee of $5,000. Each member of the Nominating Committee receives an annual fee of $1,000 for services in connection with this committee, plus a meeting fee of $1,000 for each meeting attended. In addition, Directors and Trustees are reimbursed by Excelsior Fund and the Trust, respectively, for reasonable expenses incurred when acting in their capacity as Directors and Trustees.

3.  Purchases and Sales of Securities:

   For the year ended March 31, 2003, purchases and sales of securities, excluding short-term investments, for the Portfolios aggregated:

                                             Purchases      Sales
                                            ------------ ------------
          Blended Equity Fund.............. $187,567,181 $212,752,894
          Large Cap Growth Fund............   60,377,660  121,738,185
          Optimum Growth Fund..............   20,513,049   21,884,005
          Small Cap Fund...................  249,500,758  178,919,011
          Value and Restructuring Fund.....  291,575,629  410,173,180
          Mid Cap Value Fund...............   91,570,562   31,306,299
          Energy and Natural Resources Fund   78,701,971   89,426,588
          Real Estate Fund.................   19,180,720   24,369,264
          Biotechnology Fund...............    5,891,711    7,382,004

4.  Federal Taxes:

   It is the policy of Excelsior Fund and the Trust that each Portfolio continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders.

   In order to avoid a Federal excise tax, each Portfolio is required to distribute certain minimum amounts of net realized capital gain and net investment income for the respective periods ending October 31 and December 31 in each calendar year.

   Dividends and distributions are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for net operating losses, foreign currency partnership income, deferral of losses on wash sales, dividends received from real estate investment trusts (REITs) and net capital losses and net currency losses incurred after October 31 and within the taxable year ("Post-October losses"). Due to the nature of distributions that the Real Estate Fund receives from REITs, the Real Estate Fund anticipates that it will have a tax basis return of capital. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise. Accordingly, the following reclassifications have been made to/from the following accounts:

                                Undistributed  Accumulated
                                Net Investment Net Realized  Paid-In-
                                    Income     Gain (Loss)   Capital
                                -------------- ------------ ---------
          Blended Equity Fund..   $    (932)    $(744,506)  $ 745,438
          Large Cap Growth Fund     232,168            --    (232,168)
          Optimum Growth Fund..          --      (132,324)    132,324
          Small Cap Fund.......     548,553            --    (548,553)
          Real Estate Fund.....    (409,136)      557,591    (148,455)
          Biotechnology Fund...     261,031            --    (261,031)

   The tax character of dividends and distributions paid during the years ended March 31, 2002 and March 31, 2003 were as follows:

                                               Long-Term
                                    Ordinary    Capital   Return of
                                     Income      Gain      Capital     Total
                                   ---------- ----------- --------- -----------
 Blended Equity Fund
    2002.......................... $1,647,157 $ 3,334,740       --  $ 4,981,897
    2003..........................  2,894,593  28,176,768       --   31,071,361
 Optimum Growth Fund
    2002..........................         --          --       --           --
    2003..........................     15,815          --       --       15,815
 Small Cap Fund
    2002..........................    210,854          -- $107,471      318,325
    2003..........................         --          --       --           --
 Value and Restructuring Fund
    2002..........................  5,193,568          --       --    5,193,568
    2003..........................  9,551,583          --       --    9,551,583
 Mid Cap Value Fund
    2002..........................    162,250   2,006,208       --    2,168,458
    2003..........................    292,305          --       --      292,305
 Energy and Natural Resources Fund
    2002..........................  2,328,596   2,020,910       --    4,349,506
    2003..........................    441,096          --       --      441,096
 Real Estate Fund (1)
    2002..........................  2,633,376          --  125,321    2,758,697
    2003..........................  3,262,432          --       --    3,262,432
 Biotechnology Fund
    2002..........................     26,689          --       --       26,689
    2003..........................         --          --       --           --

--------
(1)The Real Estate Fund has a tax year end of June 30. Included in the Real Estate Fund distributions from ordinary income paid in 2003 is $148,455 in excess of investment company taxable income, which in accordance with applicable tax law, is taxable to shareholders as ordinary income distributions.

   As of March 31, 2003, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                       Post-        Capital       Unrealized
                         Ordinary     October         Loss       Appreciation
                          Income      Losses      Carryforward  (Depreciation)     Total
                        ---------- ------------  -------------  -------------- -------------
Blended Equity Fund.... $  831,910 $ (7,512,074) $  (4,959,307) $  79,856,181  $  68,216,710
Large Cap Growth
  Fund.................         --  (20,439,150)  (116,402,462)    (9,373,300)  (146,214,912)
Optimum Growth Fund....     16,096   (1,465,396)   (12,499,221)       984,998    (12,963,523)
Small Cap Fund.........         --   (8,658,098)   (29,871,687)   (21,024,676)   (59,554,461)
Value and Restructuring
  Fund.................  4,351,627  (51,909,077)  (164,826,817)  (110,762,234)  (323,146,501)
Mid Cap Value Fund.....     98,920     (157,407)    (6,217,068)   (10,956,713)   (17,232,268)
Energy and Natural
  Resources Fund.......     38,507   (6,023,904)    (7,624,334)     1,027,695    (12,582,036)
Real Estate Fund (1)...    885,736           --     (3,458,173)     2,479,942        (92,495)
Biotechnology Fund.....         --   (8,143,825)    (5,981,036)   (14,270,743)   (28,395,604)

--------
(1)The components of distributable earnings for the Real Estate Fund are estimated at March 31, 2003. The actual amounts to be distributed will not be determined until June 30, 2003 when the portfolio completes its tax year end.

   Post-October losses are deemed to arise on the first business day of a Fund's next taxable year.

   For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. To the extent that such carryforwards are utilized, capital gain distributions will be reduced. At March 31, 2003, the following Portfolios had capital loss carryforwards for Federal tax purposes available to offset future net capital gains through the indicated expiration dates:

                             Expiration Date Expiration Date Expiration Date Expiration Date Expiration Date
                                March 31,       March 31,       March 31,       March 31,       March 31,
                                  2007            2008            2009            2010            2011
                             --------------- --------------- --------------- --------------- ---------------
Blended Equity Fund.........              --            --                --            --    $  4,959,307
Large Cap Growth Fund.......              --   $ 8,373,927                --   $24,653,640      83,374,895
Optimum Growth Fund.........              --            --                --     2,455,051      10,044,170
Small Cap Fund..............              --            --          $596,597    10,078,063      19,197,027
Value and Restructuring Fund        $304,980    16,725,188                --    16,920,230     130,876,419
Mid Cap Value Fund..........              --            --                --        63,601       6,153,467
Energy and Natural Resources
  Fund......................              --            --                --     3,994,010       3,630,324
Biotechnology Fund..........              --            --                --     1,579,961       4,401,075

   The Real Estate Fund, which has a tax year end of June 30, had capital loss carryforwards for Federal tax purposes available to offset future net capital gains through June 30, 2008 and June 30, 2009 in the amounts of $1,743,785 and $2,094,406, respectively.

   During the year ended June 30, 2002, the Real Estate Fund utilized capital loss carryforwards totaling $2,058,903 to offset realized capital gains.

   At March 31, 2003, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value is as follows:

                                                                             Net
                                Federal      Tax Basis     Tax Basis      Unrealized
                                  Tax        Unrealized    Unrealized    Appreciation
                                 Cost       Appreciation (Depreciation) (Depreciation)
                             -------------- ------------ -------------- --------------
Blended Equity Fund......... $  388,886,255 $114,727,726 $ (34,871,545) $  79,856,181
Large Cap Growth Fund.......     82,852,983    3,433,530   (12,806,830)    (9,373,300)
Optimum Growth Fund.........     30,635,414    2,996,833    (2,011,835)       984,998
Small Cap Fund..............    179,851,116    6,226,786   (27,251,462)   (21,024,676)
Value and Restructuring Fund  1,669,325,798  250,490,820  (362,618,383)  (112,127,563)
Mid Cap Value Fund..........    139,594,313   13,085,296   (24,042,009)   (10,956,713)
Energy and Natural Resources
  Fund......................     91,324,038    8,997,673    (7,969,978)     1,027,695
Real Estate Fund............     77,349,708    7,408,149    (4,928,207)     2,479,942
Biotechnology Fund..........     36,311,043    1,262,722   (15,533,465)   (14,270,743)

5.  Capital Transactions:

   Excelsior Fund currently has authorized capital of 35 billion shares of Common Stock, 30.875 billion of which is currently classified to represent interests in certain classes of shares. Authorized capital currently offered for each Portfolio is as follows: 2.25 billion shares of the Blended Equity Fund; 1.5 billion shares of the Value and Restructuring Fund; 1 billion shares each of the Large Cap Growth Fund, Small Cap Fund and Energy and Natural Resources Fund; and 500 million shares each of Real Estate Fund and Biotechnology Fund. Each share has a par value of $0.001 and represents an equal proportionate interest in the particular Portfolio with other shares of the same Portfolio, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Portfolio as are declared at the discretion of Excelsior Fund's Board of Directors. The Trust currently has authorized an unlimited number of shares of beneficial interest of each class of each Portfolio. Each share has a par value of $0.00001 and represents an equal proportionate interest in the particular Portfolio with other shares of the same Portfolio, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Portfolio as are declared at the discretion of the Trust's Board of Trustees.

                                                     Blended Equity Fund
                                    ----------------------------------------------------
                                            Year Ended                 Year Ended
                                             03/31/03                   03/31/02
                                    -------------------------  -------------------------
                                      Shares       Amounts       Shares       Amounts
                                    ----------  -------------  ----------  -------------
Sold...............................  3,623,543  $ 103,411,913   2,785,915  $ 100,191,664
Issued as reinvestment of dividends    286,483      7,825,795      36,203      1,288,279
Redeemed........................... (5,061,485)  (143,684,100) (3,516,947)  (124,782,122)
                                    ----------  -------------  ----------  -------------
Net (Decrease)..................... (1,151,459) $ (32,446,392)   (694,829) $ (23,302,179)
                                    ==========  =============  ==========  =============

                                                      Large Cap Growth Fund
                                    ---------------------------------------------------------
                                             Year Ended                    Year Ended
                                              03/31/03                      03/31/02
                                    ----------------------------  ---------------------------
                                       Shares        Amounts         Shares        Amounts
                                    -----------  ---------------  -----------  --------------
Sold...............................   8,147,920  $    51,591,126    6,719,375  $   67,039,046
Redeemed........................... (16,826,837)    (108,381,623) (12,864,125)   (122,940,712)
                                    -----------  ---------------  -----------  --------------
Net (Decrease).....................  (8,678,917) $   (56,790,497)  (6,144,750) $  (55,901,666)
                                    ===========  ===============  ===========  ==============

                                                       Optimum Growth Fund
                                    ---------------------------------------------------------
                                             Year Ended                    Year Ended
                                              03/31/03                      03/31/02
                                    ----------------------------  ---------------------------
                                       Shares        Amounts         Shares        Amounts
                                    -----------  ---------------  -----------  --------------
Sold
   Shares..........................     147,775  $     1,408,533      198,283  $    2,487,961
   Institutional Shares............     685,342        6,116,418      996,521      12,986,035
Issued as reinvestment of dividends
   Shares..........................          38              319           --              --
   Institutional Shares............         514            4,419           --              --
Redeemed
   Shares..........................    (295,756)      (2,710,691)    (478,527)     (6,453,423)
   Institutional Shares............    (716,125)      (6,721,811)    (912,437)    (12,843,179)
                                    -----------  ---------------  -----------  --------------
Net (Decrease).....................    (178,212) $    (1,902,813)    (196,160) $   (3,822,606)
                                    ===========  ===============  ===========  ==============

                                                          Small Cap Fund
                                    ---------------------------------------------------------
                                             Year Ended                    Year Ended
                                              03/31/03                      03/31/02
                                    ----------------------------  ---------------------------
                                       Shares        Amounts         Shares        Amounts
                                    -----------  ---------------  -----------  --------------
Sold...............................  36,525,725  $   365,338,222   12,503,657  $  139,704,721
Issued as reinvestment of dividends          --               --        4,262          44,957
Redeemed........................... (32,156,746)    (313,176,995)  (7,092,440)    (77,083,647)
                                    -----------  ---------------  -----------  --------------
Net Increase.......................   4,368,979  $    52,161,227    5,415,479  $   62,666,031
                                    ===========  ===============  ===========  ==============

                                                   Value and Restructuring Fund
                                    ---------------------------------------------------------
                                             Year Ended                    Year Ended
                                              03/31/03                      03/31/02
                                    ----------------------------  ---------------------------
                                       Shares        Amounts         Shares        Amounts
                                    -----------  ---------------  -----------  --------------
Sold...............................  43,090,653  $ 1,112,552,413   33,190,455  $1,053,642,326
Issued as reinvestment of dividends     255,445        6,822,577      116,834       3,624,257
Redeemed........................... (51,468,558)  (1,308,972,710) (18,679,343)   (580,909,493)
                                    -----------  ---------------  -----------  --------------
Net Increase (Decrease)............  (8,122,460) $  (189,597,720)  14,627,946  $  476,357,090
                                    ===========  ===============  ===========  ==============

                                                     Mid Cap Value Fund
                                    ----------------------------------------------------
                                            Year Ended                 Year Ended
                                             03/31/03                   03/31/02
                                    --------------------------  ------------------------
                                       Shares       Amounts       Shares       Amounts
                                    -----------  -------------  ----------  ------------
Sold
   Shares..........................   8,338,597  $  93,108,601   3,807,364  $ 47,777,579
   Institutional Shares............   1,582,768     18,487,535   1,471,408    18,149,721
Issued as reinvestment of dividends
   Shares..........................       2,814         31,187       9,948       122,470
   Institutional Shares............         118          1,347         669         8,216
Redeemed
   Shares..........................  (4,215,715)   (44,061,055)   (218,195)   (2,794,247)
   Institutional Shares............  (1,251,124)   (13,116,401)   (838,282)  (10,565,761)
                                    -----------  -------------  ----------  ------------
Net Increase.......................   4,457,458  $  54,451,214   4,232,912  $ 52,697,978
                                    ===========  =============  ==========  ============

                                              Energy and Natural Resources Fund
                                    ----------------------------------------------------
                                            Year Ended                 Year Ended
                                             03/31/03                   03/31/02
                                    --------------------------  ------------------------
                                       Shares       Amounts       Shares       Amounts
                                    -----------  -------------  ----------  ------------
Sold...............................   4,434,569  $  54,887,974   5,556,212  $ 82,489,059
Issued as reinvestment of dividends      19,385        255,842     195,836     2,576,666
Redeemed...........................  (5,533,225)   (68,380,466) (3,458,338)  (48,202,515)
                                    -----------  -------------  ----------  ------------
Net Increase (Decrease)............  (1,079,271) $ (13,236,650)  2,293,710  $ 36,863,210
                                    ===========  =============  ==========  ============

                                                      Real Estate Fund
                                    ----------------------------------------------------
                                            Year Ended                 Year Ended
                                             03/31/03                   03/31/02
                                    --------------------------  ------------------------
                                       Shares       Amounts       Shares       Amounts
                                    -----------  -------------  ----------  ------------
Sold...............................  14,856,468  $  99,491,719   8,260,914  $ 53,953,232
Issued as reinvestment of dividends      43,616        298,410      15,071        94,450
Redeemed........................... (15,752,939)  (104,481,612) (2,681,446)  (17,790,262)
                                    -----------  -------------  ----------  ------------
Net Increase (Decrease)............    (852,855) $  (4,691,483)  5,594,539  $ 36,257,420
                                    ===========  =============  ==========  ============

                                                     Biotechnology Fund
                                    ----------------------------------------------------
                                            Year Ended                 Year Ended
                                             03/31/03                   03/31/02
                                    --------------------------  ------------------------
                                       Shares       Amounts       Shares       Amounts
                                    -----------  -------------  ----------  ------------
Sold...............................   4,484,126  $  13,705,635   7,847,789  $ 41,236,280
Issued as reinvestment of dividends          --             --          60           328
Redeemed...........................  (5,410,374)   (15,827,692) (1,454,742)   (6,865,037)
                                    -----------  -------------  ----------  ------------
Net Increase (Decrease)............    (926,248) $  (2,122,057)  6,393,107  $ 34,371,571
                                    ===========  =============  ==========  ============

6.  Organization Costs:

   Excelsior Fund and the Trust have borne all costs in connection with the initial organization of new portfolios, including the fees for registering and qualifying its shares for distribution under Federal and state securities regulations. All such costs incurred prior to June 30, 1998 are being amortized on the straight-line basis over periods of five years from the dates on which each Portfolio commenced operations. Organization costs of the Biotechnology Fund, which commenced operations on December 31, 2000, have been expensed as incurred in accordance with regulatory requirements.

7.  Line of Credit:

   The Portfolios and other affiliated funds participate in a $50 million unsecured line of credit provided by The JPMorgan Chase Bank under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Portfolio shares. Interest is charged to each Portfolio, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.50% per year. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating Portfolios at the end of each quarter. For the year ended March 31, 2003, the Portfolios had no borrowings under the agreement.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders and Boards of Directors/Trustees of Excelsior Funds, Inc. and Excelsior Funds Trust

   We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Blended Equity, Large Cap Growth, Optimum Growth, Small Cap, Value and Restructuring, Mid Cap Value, Energy and Natural Resources, Real Estate, and Biotechnology Funds (seven of the portfolios constituting the Excelsior Funds, Inc., and two of the portfolios constituting the Excelsior Funds Trust) (collectively, the "Funds") as of March 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Blended Equity, Large Cap Growth, Optimum Growth, Small Cap, Value and Restructuring, Mid Cap Value, Energy and Natural Resources, Real Estate, and Biotechnology Funds at March 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                        /s/ Ernst & Young LLP

Boston, Massachusetts
May 16, 2003

  Directors/Trustees and Officers of the Excelsior Funds Complex (Unaudited)

   Information pertaining to the directors/trustees and officers of Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust (each a "Company" and collectively, the "Excelsior Funds Complex") is set forth below.
Directors/Trustees who are not deemed to be "interested persons" of the Excelsior Funds Complex as defined in the 1940 Act are referred to as "Independent Board Members." Directors/trustees who are deemed to be "interested persons" of the Excelsior Funds Complex are referred to as "Interested Board Members." Currently, the Excelsior Funds Complex does not have any Interested Board Members.

                                                                                        Number of
                                                                                      Portfolios in
                                                                                        Excelsior
                                    Term of                                               Funds
                                   Office and                                            Complex        Other
                     Position(s)   Length of                                           Overseen by  Directorships
  Name, Address,    Held with each    Time            Principal Occupation(s)             Board     Held by Board
      Age(1)           Company     Served(2)            During Past 5 Years             Member(3)     Member(4)
------------------- -------------- ---------- --------------------------------------- ------------- -------------
INDEPENDENT BOARD MEMBERS
Frederick S. Wonham  Director/     Since 1997 Retired; Chairman of the Board (since        31           None
 Age: 71             Trustee,                 1997) and President, Treasurer and
                     Chairman of              Director (since 1995) of Excelsior Fund
                     the Board                and Excelsior Tax-Exempt Fund;
                                              Chairman of the Boards (since 1997),
                                              President, Treasurer and Trustee (since
                                              1995) of Excelsior Funds Trust; Vice
                                              Chairman of U.S. Trust Corporation
                                              and U.S. Trust New York (from
                                              February 1990 until September 1995);
                                              and Chairman, U.S. Trust Company
                                              (from March 1993 to May 1997).

Rodman L. Drake      Director/     Since 1994 Director of Excelsior Fund and               31           None
 Age: 60             Trustee                  Excelsior Tax-Exempt Fund (since
                                              1996); Trustee of Excelsior Funds Trust
                                              (since 1994); Director, Parsons
                                              Brinkerhoff, Inc. (engineering firm)
                                              (since 1995); President, Continuation
                                              Investments Group, Inc. (since 1997);
                                              President, Mandrake Group
                                              (investment and consulting firm)
                                              (1994-1997); Chairman, MetroCashcard
                                              International Inc. (since 1999);
                                              Director, Hotelivision, Inc. (since
                                              1999); Director, Alliance Group
                                              Services, Inc. (since 1998); Director,
                                              Clean Fuels Technology Corp. (since
                                              1998); Director, Absolute Quality Inc.
                                              (since 2000); Director, Hyperion Total
                                              Return Fund, Inc. and three other
                                              funds for which Hyperion Capital
                                              Management, Inc. serves as investment
                                              adviser (since 1991); Director, The
                                              Latin America Smaller Companies
                                              Fund, Inc. (from 1993 to 1998).

  Directors/Trustees and Officers of the Excelsior Funds Complex (Unaudited)
                                  (Continued)

                                                                                         Number of
                                                                                       Portfolios in
                                                                                         Excelsior
                                   Term of                                                 Funds
                                  Office and                                              Complex        Other
                    Position(s)   Length of                                             Overseen by  Directorships
  Name, Address,   Held with each    Time             Principal Occupation(s)              Board     Held by Board
      Age(1)          Company     Served(2)             During Past 5 Years              Member(3)     Member(4)
------------------ -------------- ---------- ----------------------------------------- ------------- -------------
Ralph E. Gomory(5)   Director/    September  Director of Excelsior Fund and                 31           None
  Age: 73            Trustee        2001-    Excelsior Tax-Exempt Fund and
                                   February  Trustee of Excelsior Funds Trust (since
                                     2003    September 2001); President, Alfred P.
                                             Sloan Foundation (since 1989);
                                             Director, Ashland, Inc. (refining,
                                             distribution, road construction) (since
                                             1989); Director, Lexmark International,
                                             Inc. (printer manufacturing) (since
                                             1991); Director, Washington Post
                                             Company (media) (since 1989);
                                             Director, Polaroid Company (cameras
                                             and film) (since 1993).

Mel Hall             Director/    Since 2000 Director of Excelsior Fund and                 31           None
 Age: 58             Trustee                 Excelsior Tax-Exempt Fund (since July
                                             2000); Trustee of Excelsior Funds Trust
                                             (since July 2000); Chief Executive
                                             Officer, Comprehensive Health
                                             Services, Inc. (health care management
                                             and administration).

Roger M. Lynch       Director/    Since 2001 Retired; Director of Excelsior Fund and        31           None
 Age: 62             Trustee                 Excelsior Tax-Exempt Fund and
                                             Trustee of Excelsior Funds Trust (since
                                             September 2001); Chairman of the
                                             Board of Trustees of Fairfield University
                                             (since 1996); Director, SLD
                                             Commodities, Inc. (importer of nuts)
                                             (since 1991); President, Corporate
                                             Asset Funding Co., Inc. (asset
                                             securitization) (from 1987 to 1999);
                                             General Partner (from 1980 to 1986)
                                             and Limited Partner (from 1986 to
                                             1999), Goldman Sachs & Co.;
                                             Chairman, Goldman Sachs Money
                                             Markets, Inc. (from 1982 to 1986).

Jonathan Piel        Director/    Since 1994 Director, Excelsior Funds, Inc. and            31           None
 Age: 64             Trustee                 Excelsior Tax-Exempt Funds, Inc.
                                             (since 1996); Trustee, Excelsior Funds
                                             Trust (since 1994); Director, Group for
                                             the South Fork, Bridgehampton, NY
                                             (since 1993); and Master of
                                             Professional Studies, Interactive
                                             Telecommunication Program, Tisch
                                             School of the Arts, New York University.
                                             Retired in 1994 as The Editor, Scientific
                                             American and Vice President, Scientific
                                             American, Inc.

  Directors/Trustees and Officers of the Excelsior Funds Complex (Unaudited)
                                  (Continued)

                                                                                           Number of
                                                                                         Portfolios in
                                                                                           Excelsior
                                       Term of                                               Funds
                                      Office and                                            Complex        Other
                       Position(s)    Length of                                           Overseen by  Directorships
   Name, Address,     Held with each     Time            Principal Occupation(s)             Board     Held by Board
       Age(1)            Company      Served(2)            During Past 5 Years             Member(3)     Member(4)
--------------------- --------------- ---------- --------------------------------------- ------------- -------------
OFFICERS
James L. Bailey       President         Since    Executive Vice President of U.S. Trust       N/A           N/A
 114 West 47th Street                  May 2003  Corporation and U.S. Trust New York
 New York, NY 10036                              (since January 2003); President,
 Age: 57                                         Excelsior Fund, Excelsior Tax-Exempt
                                                 Fund and Excelsior Funds Trust (since
                                                 May 2003); Consultant in the financial
                                                 services industry (from August 2000 to
                                                 January 2003); Executive Vice President
                                                 of Citicorp (1992 to August 2000).
Brian Schmidt         Vice President, Since 2001 Senior Vice President, U.S. Trust            N/A           N/A
 225 High Ridge Road  Chief Financial            Company (since 1998); Vice President,
 Stamford, CT 06905   Officer and                U.S. Trust Company (from 1996-1998);
 Age: 44              Treasurer                  Vice President, Chief Financial Officer
                                                 and Treasurer, Excelsior Fund,
                                                 Excelsior Tax-Exempt Fund and
                                                 Excelsior Funds Trust (since February
                                                 2001); Chief Financial Officer,
                                                 Excelsior Venture Investors III, LLC
                                                 and Excelsior Venture Partners III,
                                                 LLC (since 2001); Chief Financial
                                                 Officer, Excelsior Private Equity Fund
                                                 II, Inc. (since 1997) and UST Private
                                                 Equity Fund, Inc. (since 1995).
Frank Bruno           Vice President  Since 2001 Vice President, U.S. Trust Company           N/A           N/A
 225 High Ridge Road  and Assistant              (since 1994); Vice President and
 Stamford, CT 06905   Treasurer                  Assistant Treasurer, Excelsior Fund,
 Age: 43                                         Excelsior Tax-Exempt Fund and
                                                 Excelsior Funds Trust (since February
                                                 2001); Treasurer, Excelsior Venture
                                                 Investors III, LLC and Excelsior
                                                 Venture Partners III, LLC (since 2001),
                                                 Excelsior Private Equity Fund II, Inc.
                                                 (since 1997) and UST Private Equity
                                                 Fund, Inc. (since 1995).
Joseph Leung          Vice President    Since    Vice President, U.S. Trust Company           N/A           N/A
 225 High Ridge Road  and Assistant    May 2003  (since March 2003); Vice President and
 Stamford, CT 06905   Treasurer                  Assistant Treasurer, Excelsior Fund,
 Age: 37                                         Excelsior Tax-Exempt Fund and
                                                 Excelsior Funds Trust (since May 2003);
                                                 Vice President of Merrill Lynch & Co.
                                                 (from 2000 to 2002); Treasurer, Vice
                                                 President and Chief Accounting Officer
                                                 of Midas Funds, Bexil Fund, Tuxis Fund,
                                                 Global Income Fund and Winmill & Co.
                                                 Incorporated (from 1995 to 2000).

  Directors/Trustees and Officers of the Excelsior Funds Complex (Unaudited)
                                  (Continued)

                                                                                             Number of
                                                                                           Portfolios in
                                                                                             Excelsior
                                         Term of                                               Funds
                                        Office and                                            Complex        Other
                          Position(s)   Length of                                           Overseen by  Directorships
     Name, Address,      Held with each    Time            Principal Occupation(s)             Board     Held by Board
         Age(1)             Company     Served(2)            During Past 5 Years             Member(3)     Member(4)
------------------------ -------------- ---------- --------------------------------------- ------------- -------------

Alison Baur                Secretary      Since    Vice President, Charles Schwab & Co.,        N/A           N/A
 101 Montgomery Street                   May 2003  Inc. (since 1999); Secretary, Excelsior
 San Francisco, CA 94104                           Fund, Excelsior Tax-Exempt Fund and
 Age: 39                                           Excelsior Funds Trust (since May
                                                   2003); Associate General Counsel,
                                                   Grantham, Mayo, Van Otterloo & Co.
                                                   LLC (1997-1999).

Lee Wilcox                 Assistant    Since June Employed by SEI Investments since            N/A           N/A
 530 E. Swedesford Road    Treasurer       2002    June 2002. Director of Fund
 Wayne, PA 19087                                   Accounting, SEI Investments since
 Age: 44                                           June 2002. Senior Operations Manager
                                                   of Deutsche Bank Global Fund Services
                                                   (2000-2002), PricewaterhouseCoopers
                                                   LLP (1995-2000), United States Army
                                                   (1982-1992).

Timothy D. Barto           Assistant    Since 2001 Employed by SEI Investments since            N/A           N/A
 One Freedom               Treasurer               October 1999. Vice President and
 Valley Drive                                      Assistant Secretary of SEI Investments
 Oaks, PA 19456                                    since December 1999. Associate at
 Age: 35                                           Dechert, Price & Rhoads (1997-1999).
                                                   Associate at Richter, Miller & Finn
                                                   (1993-1997).

--------
(1)Each director/trustee may be contacted by writing to Excelsior Funds, One Freedom Valley Drive, Oaks, PA 19456.
(2)Each director/trustee shall hold office until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed. The president, treasurer and secretary of each Company shall hold office for a one year term and until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns is removed, or becomes disqualified in accordance with each Company's by-laws.
(3)The Excelsior Funds Complex consists of all registered investment companies (Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust) for which U.S. Trust serves as investment adviser. As of March 31, 2003, the Excelsior Funds Complex consisted of 31 Funds.
(4)Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.
(5)During February 2003, Mr. Gomory retired from the Board of Directors/Trustees of the Excelsior Funds Complex.

For more information regarding the Directors/Trustees and Officers, please refer to the Statement of Additional Information, which is available upon request by calling 1-800-446-1012.

                     Federal Tax Information: (Unaudited)

   For the year ended March 31, 2003, the percentage of dividends paid that qualify for the 70.0% dividends received deduction for corporate shareholders, the designation of long-term capital gain, and the percentage of income earned from direct U.S. Treasury obligations for the portfolios are approximated as follows:

                                              Dividends  20% Long-
                                              Received  Term Capital
                                              Deduction     Gain
                                              --------- ------------
            Blended Equity Fund..............  100.00%  $28,176,768
            Optimum Growth Fund..............  100.00%           --
            Value and Restructuring Fund.....   98.16%           --
            Mid Cap Value Fund...............   99.20%           --
            Energy and Natural Resources Fund   88.76%           --

                                                                     AR-DE-0303